UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07239
Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2016 – March 31, 2017
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2017

Vanguard Strategic Equity Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Strategic Equity Fund returned more than 13% for the six months ended March 31, 2017. It outperformed its benchmark, the MSCI US Small + Mid Cap 2200 Index, and its peer-group average by about three percentage points.

• The fund seeks long-term capital appreciation by investing in mid- and small-capitalization domestic stocks, using a quantitative approach.

• During the period, value stocks slightly outperformed their growth counterparts, small-cap stocks surpassed large-caps, and U.S. stocks outperformed their developed-and emerging-market peers.

• Nine of the fund’s 11 sectors produced positive returns during the period. Materials, information technology, industrials, health care, and financials were the fund’s strongest-performing sectors. Utilities, telecommunication services, and consumer discretionary stocks detracted most from the fund’s relative performance.

Total Returns: Six Months Ended March 31, 2017
Total
Returns
Vanguard Strategic Equity Fund	13.06%
MSCI US Small + Mid Cap 2200 Index	9.71
Mid-Cap Core Funds Average	10.07
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.18%	1.13%

The fund expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratio was 0.18%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Mid-Cap Core Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

2

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
	Total Returns
	Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

3

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

4

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2017

5

Advisor’s Report

For the six months ended March 31, 2017, Vanguard Strategic Equity Fund returned 13.06%, outperforming its benchmark, the MSCI US Small + Mid Cap 2200 Index, by more than three percentage points.

The broad U.S. equity market (as measured by the Russell 3000 Index) returned 10.19% for the six-month period. Value stocks slightly outperformed their growth counterparts, small-capitalization stocks topped large-caps, and U.S. stocks outperformed their developed- and emerging-market peers.

Investment environment

The period opened on an optimistic note as the U.S. economy appeared to pick up steam. The manufacturing and housing sectors reported solid activity and the employment rate continued to improve even as wages rose. Personal consumption, private investment, and residential and nonresidential fixed investment also added to growth. Commodities, especially oil, regained some ground after price declines earlier in the year.

That optimism carried over into the first quarter of 2017 as consumer confidence rose in March to its highest level in nearly two decades. Unemployment dropped to 4.5% in March even though the country added only 98,000 jobs and the labor force participation rate held steady at 63%.

Against this backdrop, stocks surged during the six-month period as investors anticipated stronger growth and higher inflation. The earlier economic improvement and the prospect of more infrastructure spending, greater deregulation, and possible tax-code changes under the new administration helped fuel a shift toward riskier assets, propelling stocks to record highs in early 2017.

These developments most likely played a large part in the Federal Reserve’s decision to raise the federal funds target interest rate by a quarter of a percentage point in March, to 0.75%–1.00%. It was the Fed’s second rate increase in three months but only the third in the past decade.

Investment objective and strategy

Although it’s important to understand how overall performance is affected by the macro factors we’ve described, our approach to investing focuses on specific fundamentals—not technical analysis of stock price movements. We compare all stocks in our investment universe within the same industry group in order to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative approach that systematically focuses on evaluating a stock’s attractiveness based on five key characteristics: 1) high quality—healthy balance sheets and steady cash-flow generation; 2) effective use of capital—sound investment policies that favor internal over external funding; 3) consistent earnings growth—ability to grow earnings year after year; 4) strong market sentiment—market confirmation of our view; and 5) reasonable valuation—we strive to avoid overpriced stocks.

6

Using these five themes, we generate a composite rank for all the stocks in our universe each day—seeking to capitalize on inefficiencies across the market. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).

Our successes and shortfalls

Overall, the fund performed well, with seven of its 11 sectors making positive contributions to relative performance. Our valuation, growth, quality, and management decision models helped the fund, but our sentiment model did not perform as expected.

Stock selection in the materials sector boosted performance most. Steel stocks in particular have performed well since the U.S. presidential election in anticipation of increased spending on infrastructure. Security selection in information technology also helped performance. Investors are optimistic about new technologies that many of these companies are producing, including driverless cars, high-value graphics products, and mobile platform messaging apps. Poor selection in utilities, telecommunication services, and consumer discretionary stocks hurt performance.

Our most successful holdings included Advanced Micro Devices, AK Steel, Chemours, NVIDIA, and United Rentals. Results were dragged down by American Outdoor Brands, Tailored Brands, Nutanix, Coeur Mining, and Tyson Foods.

We continue to believe that constructing a portfolio that focuses on the key fundamentals described above will benefit investors over the long term, while we recognize that risk can reward or punish us in the near term. We feel the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its benchmark.

We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

April 10, 2017

7

Strategic Equity Fund

Fund Profile
As of March 31, 2017

Portfolio Characteristics
		MSCI US	DJ
		Small +	U.S. Total
		Mid Cap	Market
	Fund	2200 Index	FA Index
Number of Stocks	412	2,163	3,813
Median Market Cap	$4.6B	$6.7B	$58.2B
Price/Earnings Ratio	21.7x	31.7x	25.4x
Price/Book Ratio	2.7x	2.6x	3.0x
Return on Equity	12.6%	13.1%	16.3%
Earnings Growth
Rate	12.5%	8.8%	7.3%
Dividend Yield	1.7%	1.6%	1.9%
Foreign Holdings	0.5%	0.0%	0.0%
Turnover Rate
(Annualized)	64%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.18%	—	—
30-Day SEC Yield	1.54%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Small +	U.S. Total
		Mid Cap	Market
	Fund 2200 Index		FA Index
Consumer
Discretionary	14.6%	14.5%	12.7%
Consumer Staples	3.8	3.8	8.3
Energy	4.6	4.6	6.2
Financials	15.6	15.6	14.8
Health Care	9.9	9.8	13.3
Industrials	14.7	14.8	10.7
Information
Technology	16.1	16.3	21.2
Materials	6.2	6.2	3.4
Real Estate	9.1	9.1	4.1
Telecommunication
Services	0.4	0.4	2.1
Utilities	5.0	4.9	3.2

Volatility Measures
	MSCI US	DJ
	Small +	U.S. Total
	Mid Cap	Market
	2200 Index	FA Index
R-Squared	0.94	0.84
Beta	0.99	1.09
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
CR Bard Inc.	Health Care
	Equipment	1.1%
Best Buy Co. Inc.	Computer &
	Electronics Retail	1.1
Regions Financial Corp.	Regional Banks	1.0
Fifth Third Bancorp	Regional Banks	1.0
Advanced Micro Devices
Inc.	Semiconductors	1.0
FirstEnergy Corp.	Electric Utilities	1.0
Entergy Corp.	Electric Utilities	1.0
Darden Restaurants Inc.	Restaurants	1.0
Citizens Financial Group
Inc.	Regional Banks	1.0
United Rentals Inc.	Trading Companies &
	Distributors	0.9
Top Ten		10.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratio was 0.18%.

8

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

	Inception	One	Five	Ten
	Date	Year	Years	Years
Strategic Equity Fund	8/14/1995	20.97%	14.95%	7.36%

See Financial Highlights for dividend and capital gains information.

9

Strategic Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (14.6%)
	Best Buy Co. Inc.	1,500,504	73,750
	Darden Restaurants Inc.	811,207	67,874
	Children’s Place Inc.	479,233	57,532
^,*	American Outdoor Brands
	Corp.	2,686,327	53,216
	Big Lots Inc.	1,080,776	52,612
	Lear Corp.	337,624	47,801
*	Burlington Stores Inc.	464,256	45,167
	Leggett & Platt Inc.	883,248	44,445
*	Michael Kors Holdings
	Ltd.	1,061,120	40,439
*	American Axle &
	Manufacturing Holdings
	Inc.	2,079,032	39,044
*	Liberty Media Corp-
	Liberty SiriusXM
	Class A	944,412	36,757
^	Brinker International Inc.	766,907	33,713
*	Boyd Gaming Corp.	1,452,175	31,962
	Bloomin’ Brands Inc.	1,586,706	31,306
	Tailored Brands Inc.	1,658,121	24,772
	DR Horton Inc.	625,800	20,845
*	MSG Networks Inc.	883,836	20,638
	Regal Entertainment
	Group Class A	897,660	20,269
	PVH Corp.	193,600	20,032
	American Eagle Outfitters
	Inc.	1,300,420	18,245
^,*	iRobot Corp.	266,177	17,605
	News Corp. Class B	1,197,291	16,163
	AMC Entertainment
	Holdings Inc. Class A	497,700	15,653
*	Liberty Media Corp-
	Liberty SiriusXM
	Class C	354,400	13,744
	Tupperware Brands Corp.	212,603	13,334
	Nordstrom Inc.	266,944	12,432
	Whirlpool Corp.	64,392	11,032

	Cheesecake Factory Inc.	174,073	11,029
	Strayer Education Inc.	132,800	10,689
	Kohl’s Corp.	266,100	10,593
^	Sturm Ruger & Co. Inc.	181,490	9,719
	Bob Evans Farms Inc.	144,600	9,380
*	Cooper-Standard Holdings
	Inc.	84,200	9,340
	Jack in the Box Inc.	84,790	8,625
^	World Wrestling
	Entertainment Inc.
	Class A	344,464	7,654
^	Rent-A-Center Inc.	852,805	7,564
	Group 1 Automotive Inc.	66,009	4,890
*	Genesco Inc.	78,300	4,342
	Barnes & Noble Inc.	438,997	4,061
*	Iconix Brand Group Inc.	522,809	3,932
	Chico’s FAS Inc.	271,400	3,854
*	Scientific Games Corp.
	Class A	147,804	3,496
	Meredith Corp.	47,300	3,056
	Time Inc.	152,000	2,941
	Garmin Ltd.	57,178	2,922
*	Denny’s Corp.	232,800	2,880
	Nutrisystem Inc.	50,782	2,818
	DeVry Education Group
	Inc.	71,400	2,531
*	Express Inc.	237,136	2,160
*	Dave & Buster’s
	Entertainment Inc.	31,700	1,937
	Pier 1 Imports Inc.	242,900	1,739
	Callaway Golf Co.	135,846	1,504
*	Hovnanian Enterprises Inc.
	Class A	579,985	1,317
	Finish Line Inc. Class A	86,259	1,227
	Caleres Inc.	45,676	1,207
	Ruth’s Hospitality Group
	Inc.	25,200	505
	Capella Education Co.	5,900	502
*	M/I Homes Inc.	16,300	399
			1,019,195

10

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
Consumer Staples (3.8%)
	Conagra Brands Inc.	1,143,347	46,123
	Dean Foods Co.	2,187,690	43,010
	Tyson Foods Inc. Class A	616,348	38,035
^,*	Herbalife Ltd.	414,944	24,125
	Universal Corp.	315,717	22,337
	Nu Skin Enterprises Inc.
	Class A	341,200	18,950
*	SUPERVALU Inc.	4,400,882	16,987
	Fresh Del Monte Produce
	Inc.	163,233	9,668
	Ingles Markets Inc.
	Class A	146,051	6,302
^	Natural Health Trends
	Corp.	212,101	6,130
*	Avon Products Inc.	1,309,600	5,762
	SpartanNash Co.	161,239	5,642
*	HRG Group Inc.	246,700	4,766
*	US Foods Holding Corp.	161,800	4,527
	Bunge Ltd.	50,376	3,993
*	Central Garden & Pet Co.	68,600	2,543
*	USANA Health Sciences
	Inc.	44,094	2,540
*	United Natural Foods Inc.	38,700	1,673
	Sanderson Farms Inc.	14,800	1,537
*	Performance Food Group
	Co.	63,800	1,518
	Central Garden & Pet Co.
	Class A	23,300	809
			266,977
Energy (4.6%)
*	Newfield Exploration Co.	1,576,900	58,203
*	Southwestern Energy Co.	5,762,641	47,081
^,*	Sanchez Energy Corp.	3,669,672	35,009
^,*	Denbury Resources Inc.	11,212,377	28,928
*	Energen Corp.	469,300	25,549
^,*	Transocean Ltd.	1,977,275	24,617
*	Laredo Petroleum Inc.	1,393,148	20,340
	Ensco plc Class A	1,563,922	13,997
^,*	Diamond Offshore Drilling
	Inc.	731,123	12,217
^,*	Chesapeake Energy Corp.	1,636,747	9,722
*	Unit Corp.	330,800	7,992
*	Rowan Cos. plc Class A	382,037	5,952
^,*	Resolute Energy Corp.	141,839	5,730
*	Carrizo Oil & Gas Inc.	186,600	5,348
*	Enbridge Energy
	Management LLC	271,303	4,997
*	McDermott International
	Inc.	623,700	4,210
	ONEOK Inc.	71,017	3,937
	Archrock Inc.	262,349	3,253
*	Renewable Energy Group
	Inc.	173,100	1,809
^,*	Northern Oil and Gas Inc.	471,500	1,226

*	Westmoreland Coal Co.	59,900	870
	Overseas Shipholding
	Group Inc. Class A	134,900	521
*	REX American Resources
	Corp.	5,612	508
	Delek US Holdings Inc.	15,200	369
	Plains GP Holdings LP
	Class A	5	—
			322,385
Financials (15.5%)
	Regions Financial Corp.	5,012,917	72,838
	Fifth Third Bancorp	2,775,500	70,498
	Citizens Financial Group
	Inc.	1,943,000	67,131
	MSCI Inc. Class A	654,745	63,635
*	E*TRADE Financial Corp.	1,703,400	59,432
	Everest Re Group Ltd.	247,750	57,926
	Primerica Inc.	701,613	57,673
	Navient Corp.	3,874,131	57,182
	Assured Guaranty Ltd.	1,503,230	55,785
	Unum Group	1,001,118	46,942
	Popular Inc.	1,070,307	43,594
	Zions Bancorporation	794,500	33,369
*	MGIC Investment Corp.	3,231,452	32,735
	Lincoln National Corp.	438,999	28,732
	Washington Federal Inc.	865,130	28,636
	Synovus Financial Corp.	641,941	26,332
	Reinsurance Group of
	America Inc. Class A	184,345	23,408
	Cathay General Bancorp	557,780	21,017
	Ally Financial Inc.	890,700	18,108
*	Essent Group Ltd.	486,300	17,589
^,*	World Acceptance Corp.	338,752	17,541
*	Walker & Dunlop Inc.	418,149	17,433
	Universal Insurance
	Holdings Inc.	629,384	15,420
	Great Western Bancorp
	Inc.	342,561	14,528
^	Banc of California Inc.	624,600	12,929
	Principal Financial Group
	Inc.	186,800	11,789
	AmTrust Financial Services
	Inc.	529,502	9,775
	Leucadia National Corp.	371,571	9,661
*	Flagstar Bancorp Inc.	250,900	7,073
	Aspen Insurance Holdings
	Ltd.	129,965	6,765
	TCF Financial Corp.	394,110	6,708
^,*	Credit Acceptance Corp.	29,902	5,963
*	INTL. FCStone Inc.	156,000	5,922
	Nelnet Inc. Class A	121,712	5,338
	Central Pacific Financial
	Corp.	143,100	4,370
	Northern Trust Corp.	50,300	4,355
	LPL Financial Holdings Inc.	104,700	4,170

11

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Heritage Insurance
	Holdings Inc.	235,661	3,009
*	KCG Holdings Inc. Class A	146,569	2,613
	First American Financial
	Corp.	64,750	2,543
	Federal Agricultural
	Mortgage Corp.	42,203	2,430
^,*	BofI Holding Inc.	91,912	2,402
	LegacyTexas Financial
	Group Inc.	55,000	2,194
	Raymond James Financial
	Inc.	26,300	2,006
	Axis Capital Holdings Ltd.	29,765	1,995
*	Donnelley Financial
	Solutions Inc.	102,333	1,974
	HCI Group Inc.	41,764	1,904
	Assurant Inc.	19,018	1,819
	Torchmark Corp.	21,000	1,618
	Great Southern Bancorp
	Inc.	29,000	1,464
	AMERISAFE Inc.	21,903	1,421
	FactSet Research Systems
	Inc.	8,000	1,319
*	Green Dot Corp. Class A	38,710	1,291
	Greenhill & Co. Inc.	41,000	1,201
	Virtus Investment Partners
	Inc.	10,100	1,070
	International Bancshares
	Corp.	25,300	896
*	Nationstar Mortgage
	Holdings Inc.	44,600	703
	First Commonwealth
	Financial Corp.	44,900	595
	OM Asset Management
	plc	34,000	514
*	NMI Holdings Inc. Class A	44,900	512
*	Enova International Inc.	28,200	419
	Validus Holdings Ltd.	7,101	400
			1,080,614
Health Care (9.9%)
	CR Bard Inc.	299,104	74,339
*	PRA Health Sciences Inc.	919,514	59,980
*	Charles River Laboratories
	International Inc.	655,734	58,983
*	WellCare Health Plans Inc.	417,260	58,504
*	INC Research Holdings
	Inc. Class A	1,129,112	51,770
*	Quintiles IMS Holdings
	Inc.	593,313	47,780
*	Hologic Inc.	971,020	41,317
*	Masimo Corp.	369,036	34,416
^,*	Array BioPharma Inc.	3,144,952	28,116
	Chemed Corp.	152,988	27,949
*	Prestige Brands Holdings
	Inc.	483,475	26,862

*	Align Technology Inc.	233,346	26,767
*	Tivity Health Inc.	909,746	26,474
*	Veeva Systems Inc.
	Class A	349,792	17,937
*	IDEXX Laboratories Inc.	79,300	12,261
*	Exelixis Inc.	562,279	12,185
	Owens & Minor Inc.	325,376	11,258
	Bruker Corp.	454,066	10,593
	Hill-Rom Holdings Inc.	126,400	8,924
*	Inogen Inc.	87,100	6,755
*	Brookdale Senior Living
	Inc.	495,200	6,651
*	Halyard Health Inc.	162,100	6,174
*	HMS Holdings Corp.	271,800	5,526
*	OraSure Technologies Inc.	397,500	5,140
*	Coherus Biosciences Inc.	159,300	3,369
*	Infinity Pharmaceuticals
	Inc.	928,750	3,000
*	BioCryst Pharmaceuticals
	Inc.	337,139	2,832
	Quest Diagnostics Inc.	28,500	2,798
*	Mettler-Toledo
	International Inc.	5,175	2,478
	Teleflex Inc.	10,883	2,108
*	Haemonetics Corp.	34,800	1,412
	PDL BioPharma Inc.	619,315	1,406
*	Integra LifeSciences
	Holdings Corp.	32,400	1,365
*	Cardiovascular Systems
	Inc.	36,800	1,041
*	BioTelemetry Inc.	18,200	527
*	Five Prime Therapeutics
	Inc.	12,586	455
			689,452
Industrials (14.7%)
*	United Rentals Inc.	528,656	66,108
	Owens Corning	1,010,915	62,040
	Huntington Ingalls
	Industries Inc.	308,699	61,814
	Spirit AeroSystems
	Holdings Inc. Class A	1,056,235	61,177
	Wabash National Corp.	2,671,740	55,278
*	Hawaiian Holdings Inc.	1,132,327	52,597
	Greenbrier Cos. Inc.	1,071,908	46,199
	ManpowerGroup Inc.	448,844	46,038
	L3 Technologies Inc.	245,399	40,562
*	Meritor Inc.	2,308,236	39,540
	GATX Corp.	535,543	32,647
*	MasTec Inc.	554,900	22,224
	BWX Technologies Inc.	464,918	22,130
*	JetBlue Airways Corp.	1,037,897	21,391
	SkyWest Inc.	596,487	20,430
	Quad/Graphics Inc.	794,637	20,057
	AO Smith Corp.	347,868	17,797
	Pitney Bowes Inc.	1,306,000	17,122

12

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	General Cable Corp.	945,135	16,965
	Oshkosh Corp.	217,200	14,898
	Insperity Inc.	160,070	14,190
*	Chart Industries Inc.	398,500	13,924
*	Swift Transportation Co.	628,800	12,916
	Brink’s Co.	240,769	12,869
	Herman Miller Inc.	396,166	12,499
	Argan Inc.	176,704	11,689
*	Trex Co. Inc.	164,900	11,442
	Cintas Corp.	86,621	10,961
	Steelcase Inc. Class A	635,344	10,642
	Chicago Bridge & Iron Co.
	NV	328,056	10,088
	Global Brass & Copper
	Holdings Inc.	289,100	9,945
*	XPO Logistics Inc.	201,919	9,670
	Dun & Bradstreet Corp.	82,600	8,916
*	TriNet Group Inc.	298,955	8,640
	Deluxe Corp.	107,182	7,735
	Brady Corp. Class A	190,500	7,363
	Triumph Group Inc.	259,600	6,685
	Aircastle Ltd.	261,379	6,307
*	Avis Budget Group Inc.	201,200	5,951
*	ACCO Brands Corp.	448,805	5,902
	Knoll Inc.	232,335	5,532
	RR Donnelley & Sons Co.	434,988	5,268
*	Gibraltar Industries Inc.	122,700	5,055
*	NCI Building Systems Inc.	293,971	5,042
	Briggs & Stratton Corp.	215,030	4,827
	LSC Communications Inc.	180,333	4,537
*	AECOM	123,000	4,378
	Alaska Air Group Inc.	40,388	3,725
*	Verisk Analytics Inc.
	Class A	45,400	3,684
	Kennametal Inc.	93,500	3,668
*	American Woodmark Corp.	39,875	3,661
*	FTI Consulting Inc.	81,500	3,355
	Tetra Tech Inc.	77,882	3,181
	Toro Co.	50,900	3,179
	Ennis Inc.	180,404	3,067
*	Energy Recovery Inc.	340,806	2,835
*	MRC Global Inc.	144,000	2,639
*	Continental Building
	Products Inc.	104,000	2,548
*	Atkore International Group
	Inc.	89,700	2,357
	Curtiss-Wright Corp.	22,100	2,017
*	Armstrong World
	Industries Inc.	42,300	1,948
	Insteel Industries Inc.	43,500	1,572
	Donaldson Co. Inc.	32,500	1,479
	Applied Industrial
	Technologies Inc.	22,400	1,385
*	Atlas Air Worldwide
	Holdings Inc.	19,400	1,076

*	Rush Enterprises Inc.
	Class A	28,100	930
	Landstar System Inc.	10,700	916
*	TrueBlue Inc.	31,400	859
	Comfort Systems USA Inc.	20,100	737
*	YRC Worldwide Inc.	65,700	723
*	Navigant Consulting Inc.	29,200	667
*	ICF International Inc.	15,900	657
*	SPX Corp.	26,800	650
*	Civeo Corp.	201,300	602
*	Harsco Corp.	47,100	601
	West Corp.	20,700	505
	Regal Beloit Corp.	5,400	408
			1,025,618
Information Technology (16.0%)
*	Advanced Micro Devices
	Inc.	4,840,987	70,436
	Computer Sciences Corp.	933,528	64,423
	CDW Corp.	1,102,401	63,620
*	Aspen Technology Inc.	1,041,336	61,356
*	Cirrus Logic Inc.	975,519	59,204
	Booz Allen Hamilton
	Holding Corp. Class A	1,657,688	58,666
	CSRA Inc.	1,996,136	58,467
*	First Data Corp. Class A	3,758,123	58,251
*	NCR Corp.	1,210,421	55,292
	SYNNEX Corp.	473,401	52,992
*	Tech Data Corp.	547,689	51,428
	Science Applications
	International Corp.	610,329	45,408
	NVIDIA Corp.	414,685	45,172
*	TTM Technologies Inc.	2,392,498	38,591
^,*	GoDaddy Inc. Class A	953,690	36,145
*	Teradata Corp.	1,149,854	35,783
*	Synaptics Inc.	659,245	32,639
*	Manhattan Associates
	Inc.	510,741	26,584
	Avnet Inc.	508,026	23,247
^,*	Nutanix Inc.	1,151,866	21,621
*	CACI International Inc.
	Class A	170,225	19,967
*	Amkor Technology Inc.	1,621,023	18,788
*	Cardtronics plc Class A	383,400	17,924
	CSG Systems
	International Inc.	328,000	12,402
	Leidos Holdings Inc.	206,983	10,585
*	Advanced Energy
	Industries Inc.	138,432	9,491
	Seagate Technology plc	192,600	8,846
*	Sanmina Corp.	202,563	8,224
*	Sykes Enterprises Inc.	278,260	8,181
*	Cadence Design Systems
	Inc.	176,900	5,555
*	Itron Inc.	76,200	4,625

13

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Match Group Inc.	282,809	4,618
	Travelport Worldwide Ltd.	362,400	4,265
	CDK Global Inc.	62,875	4,087
*	ePlus Inc.	26,900	3,633
*	Anixter International Inc.	38,600	3,061
*	Angie’s List Inc.	507,000	2,890
	ManTech International
	Corp. Class A	69,800	2,417
*	F5 Networks Inc.	14,100	2,010
*	Lumentum Holdings Inc.	34,900	1,862
*	Unisys Corp.	130,800	1,825
*	Five9 Inc.	104,185	1,715
*	Box Inc.	79,300	1,293
*	Blucora Inc.	71,217	1,232
*	Alpha & Omega
	Semiconductor Ltd.	61,178	1,052
	KLA-Tencor Corp.	10,705	1,018
*	TrueCar Inc.	36,400	563
*	A10 Networks Inc.	50,600	463
*	Xcerra Corp.	50,868	452
*	Appfolio Inc.	5,442	148
			1,122,517
Materials (6.2%)
	Chemours Co.	1,714,794	66,020
	Steel Dynamics Inc.	1,791,723	62,280
	Trinseo SA	841,638	56,474
	United States Steel Corp.	1,609,939	54,432
*	AK Steel Holding Corp.	5,391,996	38,768
	Huntsman Corp.	1,351,910	33,176
	Cabot Corp.	480,826	28,806
*	Coeur Mining Inc.	2,031,133	16,412
*	Cliffs Natural Resources
	Inc.	1,660,258	13,631
	Rayonier Advanced
	Materials Inc.	673,800	9,063
*	Owens-Illinois Inc.	440,900	8,986
	Greif Inc. Class A	159,700	8,798
	Valvoline Inc.	280,552	6,888
	Commercial Metals Co.	355,956	6,809
*	Freeport-McMoRan Inc.	506,400	6,765
	Worthington Industries Inc.	148,415	6,692
*	Koppers Holdings Inc.	109,100	4,620
	Silgan Holdings Inc.	41,400	2,458
*	SunCoke Energy Inc.	143,983	1,290
	Innophos Holdings Inc.	7,142	385
			432,753
Real Estate (9.0%)
	Hospitality Properties
	Trust	1,723,672	54,347
	DuPont Fabros
	Technology Inc.	1,067,985	52,961
	CBL & Associates
	Properties Inc.	5,025,965	47,948
	Lexington Realty Trust	3,716,315	37,089

	GEO Group Inc.	755,523	35,034
	Gaming and Leisure
	Properties Inc.	1,044,368	34,903
	Government Properties
	Income Trust	1,527,560	31,972
	Senior Housing Properties
	Trust	1,553,405	31,456
*	Uniti Group Inc.	1,074,663	27,780
	Ryman Hospitality
	Properties Inc.	415,892	25,715
	Washington Prime Group
	Inc.	2,587,500	22,485
	VEREIT Inc.	2,286,248	19,410
	LaSalle Hotel Properties	656,969	19,019
	Summit Hotel Properties
	Inc.	1,168,200	18,668
	Spirit Realty Capital Inc.	1,723,542	17,460
	EPR Properties	183,500	13,511
	Medical Properties Trust
	Inc.	1,040,500	13,412
	Care Capital Properties
	Inc.	458,761	12,327
	Sabra Health Care REIT
	Inc.	440,451	12,302
	Sunstone Hotel Investors
	Inc.	771,737	11,831
	Colony NorthStar Inc.
	Class A	883,175	11,402
	RLJ Lodging Trust	470,769	11,068
	Ashford Hospitality Trust
	Inc.	1,705,092	10,861
	Brandywine Realty Trust	561,300	9,110
	CoreCivic Inc.	287,883	9,045
	Select Income REIT	304,262	7,847
	Omega Healthcare
	Investors Inc.	160,578	5,297
	Mack-Cali Realty Corp.	156,124	4,206
	WP Carey Inc.	57,100	3,553
	Global Net Lease Inc.	133,666	3,219
	New Senior Investment
	Group Inc.	215,030	2,193
	RAIT Financial Trust	625,645	2,002
	STAG Industrial Inc.	75,500	1,889
	Ramco-Gershenson
	Properties Trust	111,600	1,565
	Piedmont Office Realty
	Trust Inc. Class A	71,200	1,522
	Universal Health Realty
	Income Trust	22,200	1,432
	Outfront Media Inc.	50,700	1,346
	NorthStar Realty Europe
	Corp.	88,574	1,027
	MGM Growth Properties
	LLC Class A	37,300	1,009

14

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Pennsylvania REIT	44,649	676
	Xenia Hotels & Resorts
	Inc.	38,100	650
	Independence Realty Trust
	Inc.	44,100	413
	Getty Realty Corp.	15,936	403
	One Liberty Properties Inc.	5,142	120
			631,485
Telecommunication Services (0.3%)
	Windstream Holdings Inc.	2,403,896	13,101
	Telephone & Data
	Systems Inc.	197,439	5,234
*	Cincinnati Bell Inc.	254,820	4,510
*	General Communication
	Inc. Class A	54,700	1,138
			23,983
Utilities (4.9%)
	FirstEnergy Corp.	2,172,930	69,143
	Entergy Corp.	900,627	68,411
	UGI Corp.	1,126,250	55,637
	MDU Resources Group
	Inc.	1,538,351	42,105
	CenterPoint Energy Inc.	1,275,702	35,171
	AES Corp.	3,006,706	33,615
	National Fuel Gas Co.	242,995	14,487
	Southwest Gas Holdings
	Inc.	152,200	12,619
	OGE Energy Corp.	88,900	3,110
^	Spark Energy Inc. Class A	94,300	3,013
	Vectren Corp.	46,074	2,700
	ONE Gas Inc.	23,444	1,585
	Hawaiian Electric
	Industries Inc.	41,300	1,376
	MGE Energy Inc.	12,300	799
	Otter Tail Corp.	9,100	345
			344,116
Total Common Stocks
(Cost $5,771,277)			6,959,095

Temporary Cash Investments (1.7%)[1]
Money Market Fund (1.6%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.965%	1,122,961	112,319

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
4	United States Treasury Bill,
	0.571%–0.587%, 5/4/17	1,200	1,199
4	United States Treasury Bill,
	0.652%, 5/18/17	100	100
4	United States Treasury Bill,
	0.557%, 5/25/17	100	100
4	United States Treasury Bill,
	0.598%, 6/8/17	350	350
4	United States Treasury Bill,
	0.761%, 6/22/17	100	100
4	United States Treasury Bill,
	0.602%, 7/20/17	700	698
			2,547
Total Temporary Cash Investments
(Cost $114,852)			114,866
Total Investments (101.2%)
(Cost $5,886,129)			7,073,961

15

Strategic Equity Fund

Amount
($000)
Other Assets and Liabilities (-1.2%)
Other Assets
Investment in Vanguard	490
Receivables for Investment Securities Sold 27,191
Receivables for Accrued Income	9,715
Receivables for Capital Shares Issued	3,531
Other Assets	673
Total Other Assets	41,600
Liabilities
Payables for Investment Securities
Purchased	(23,766)
Collateral for Securities on Loan	(88,248)
Payables for Capital Shares Redeemed	(4,586)
Payables to Vanguard	(7,077)
Total Liabilities	(123,677)
Net Assets (100%)
Applicable to 209,632,194 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,991,884
Net Asset Value Per Share	$33.35

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	5,539,800
Undistributed Net Investment Income	14,015
Accumulated Net Realized Gains	249,787
Unrealized Appreciation (Depreciation)
Investment Securities	1,187,832
Futures Contracts	450
Net Assets	6,991,884

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $84,092,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $88,248,000 of collateral received for securities on loan.
4 Securities with a value of $1,548,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Equity Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Dividends	50,918
Interest	134
Securities Lending—Net	2,236
Total Income	53,288
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,481
Management and Administrative	3,806
Marketing and Distribution	609
Custodian Fees	38
Shareholders’ Reports	58
Trustees’ Fees and Expenses	4
Total Expenses	5,996
Net Investment Income	47,292
Realized Net Gain (Loss)
Investment Securities Sold	247,797
Futures Contracts	2,639
Realized Net Gain (Loss)	250,436
Change in Unrealized Appreciation (Depreciation)
Investment Securities	488,656
Futures Contracts	197
Change in Unrealized Appreciation (Depreciation)	488,853
Net Increase (Decrease) in Net Assets Resulting from Operations	786,581

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,292	120,742
Realized Net Gain (Loss)	250,436	143,016
Change in Unrealized Appreciation (Depreciation)	488,853	325,286
Net Increase (Decrease) in Net Assets Resulting from Operations	786,581	589,044
Distributions
Net Investment Income	(101,097)	(93,924)
Realized Capital Gain[1]	(99,945)	(549,653)
Total Distributions	(201,042)	(643,577)
Capital Share Transactions
Issued	632,918	714,159
Issued in Lieu of Cash Distributions	188,875	602,796
Redeemed	(461,278)	(956,042)
Net Increase (Decrease) from Capital Share Transactions	360,515	360,913
Total Increase (Decrease)	946,054	306,380
Net Assets
Beginning of Period	6,045,830	5,739,450
End of Period[2]	6,991,884	6,045,830
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,015,000 and $67,820,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.41	$30.82	$32.02	$27.34	$21.02	$16.30
Investment Operations
Net Investment Income	. 235	. 624	. 466	. 361	. 426[1]	.249
Net Realized and Unrealized Gain (Loss)
on Investments	3.717	2.440	.207	4.679	6.244	4.667
Total from Investment Operations	3.952	3.064	.673	5.040	6.670	4.916
Distributions
Dividends from Net Investment Income	(. 509)	(. 507)	(. 354)	(. 360)	(. 350)	(.196)
Distributions from Realized Capital Gains	(.503)	(2.967)	(1.519)	—	—	—
Total Distributions	(1.012)	(3.474)	(1.873)	(.360)	(.350)	(.196)
Net Asset Value, End of Period	$33.35	$30.41	$30.82	$32.02	$27.34	$21.02

Total Return[2]	13.06%	10.62%	2.01%	18.53%	32.23%	30.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,992	$6,046	$5,739	$5,392	$4,239	$3,254
Ratio of Total Expenses to
Average Net Assets	0.18%	0.18%	0.21%	0.27%	0.28%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.56%	2.09%	1.41%	1.19%	1.75%[1]	1.25%
Portfolio Turnover Rate	64%	74%	70%	60%	64%	67%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.043 and 0.18%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and Metro PCS Communications Inc.
in May 2013.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned.

20

Strategic Equity Fund

Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $490,000, representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

21

Strategic Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,959,095	—	—
Temporary Cash Investments	112,319	2,547	—
Futures Contracts—Assets[1]	54	—	—
Total	7,071,468	2,547	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2017	353	24,435	397
E-mini S&P Mid-Cap 400 Index	June 2017	54	9,278	53
				450

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $5,886,160,000. Net unrealized appreciation of investment securities for tax purposes was $1,187,801,000, consisting of unrealized gains of $1,433,581,000 on securities that had risen in value since their purchase and $245,780,000 in unrealized losses on securities that had fallen in value since their purchase.

22

Strategic Equity Fund

F. During the six months ended March 31, 2017, the fund purchased $2,316,700,000 of investment securities and sold $2,096,760,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	19,320	24,472
Issued in Lieu of Cash Distributions	5,767	21,011
Redeemed	(14,251)	(32,942)
Net Increase (Decrease) in Shares Outstanding	10,836	12,541

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	79,728	NA [2]	NA [2]	129	—	112,319
Wabash National Corp.	47,721	1,438	15,958	209	—	NA3
Total	127,449			338	—	112,319

1 Includes net realized gain (loss) on affiliated investment securities sold of $4,891,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.
3 Not applicable—at March 31, 2017, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,130.57	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.03	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

26

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052017

Semiannual Report | March 31, 2017

Vanguard Capital Opportunity Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2017, Vanguard Capital Opportunity Fund returned about 12% for both Investor and Admiral Shares. That exceeded the more than 7% return of its benchmark, the Russell Midcap Growth Index, and the more than 8% return of the fund’s multi-capitalization growth fund competitors.

• Value stocks outpaced their growth counterparts during the period, and small-cap stocks outperformed large-caps. Six of the fund’s industry sectors posted gains; health care, energy, and real estate hurt results.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. The fund’s technology stocks advanced about 19%, well ahead of those in the benchmark, and contributed more than six percentage points to results. However, health care stocks were among the largest detractors from performance.

Total Returns: Six Months Ended March 31, 2017
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	12.02%
Admiral™ Shares	12.07
Russell Midcap Growth Index	7.38
Multi-Cap Growth Funds Average	8.35
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.45%	0.38%	1.23%

The fund expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratios were 0.44% for Investor Shares and 0.37% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Growth Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

2

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
	Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

3

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

4

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2017

5

Advisor’s Report

For the six months ended March 31, 2017, Vanguard Capital Opportunity Fund returned 12.02% for Investor Shares and 12.07% for Admiral Shares. These returns exceeded the 7.38% return of the fund’s benchmark, the Russell Midcap Growth Index, the 8.35% return of the fund’s multi-capitalization growth fund competitors, and the 10.12% total return of the unmanaged Standard and Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows.

The investment environment

Donald Trump’s unexpected victory in the U.S. presidential election resulted in significant market shifts, including higher U.S. stock prices and bond yields. Financials was the best-performing sector in the S&P 500 Index during the period as investors bid up the prices of bank stocks in anticipation of higher interest rates and a reduced regulatory burden. Defensive sectors such as consumer staples, telecommunication services, and utilities underperformed. Health care stocks were volatile as investors considered the impact of a potential repeal of the Affordable Care Act and politicians continued to criticize drug companies for their pricing practices. Cyclical sectors such as industrials, information technology, and consumer discretionary outperformed.

Portfolio update

The portfolio remains heavily overweighted in information technology, health care, and industrial stocks, with these sectors making up 81% of ending assets, compared with 46% in the S&P 500 Index. The portfolio’s most significant underweights were in consumer staples, energy, real estate, and utilities, which collectively accounted for less than 1% of ending assets, compared with 22% in the S&P 500 Index. The portfolio is also significantly underweighted in financials, materials, and telecommunication services, which represented 6% of ending assets compared with 20% in the index.

In information technology, the fund is most overweighted in semiconductor and semiconductor equipment stocks (12% versus 3% for the S&P 500 Index) and electronic equipment instruments and components (5% versus 0.4% for the index). During the period, the fund’s semiconductor and semiconductor equipment holdings returned 30%, led by NVIDIA (+59%), Micron Technology (+63%), KLA-Tencor (+38%), and Texas Instruments (+16%).

Within health care, the fund is most overweighted in biotechnology and pharmaceutical stocks, whose 22% combined weighting was more than double the 8% in the S&P 500 Index. The health care sector underperformed during the period, with a return of 4%, and our health care holdings were flat. Drug stocks were hurt by pricing concerns, a lull in industry productivity, and the failure of a couple of high-profile drug candidates in clinical trials.

The fund is also significantly overweighted in industrial stocks (17% versus 10% for the S&P 500) because of its investments in airlines (10% versus 1% for the S&P 500

6

Index) and air freight and logistics (3% versus 1%). The fund’s airline holdings returned 29%.

As of March 31, 2017, the fund’s top-ten holdings represented about 34% of assets.

Advisor perspectives

The fund is most heavily weighted in information technology stocks, which accounted for 36% of holdings as of the end of the period, compared with 22% in the S&P 500 Index. We expect the semiconductor industry to continue to grow as declining costs for information processing, storage, and transmission drive increased consumption. For example, the number of internet-connected endpoints is expected to grow rapidly, as previously unconnected objects such as industrial equipment, cars, consumer electronics, and appliances are brought online and as low-cost sensors enable new applications for businesses and consumers.

This so-called “internet of things” is expected to transform the manufacturing and health care industries as the availability of real-time information will allow for dramatic cost and quality improvements. Meanwhile, software algorithms are becoming increasingly capable of “learning” and solving complex problems by ingesting and processing enormous quantities of data. Semiconductors are the physical devices that enable the internet of things, self-learning algorithms, and the vast majority of other information processing, storage, and transmission-based products and services that businesses and consumers increasingly rely on. Barriers to entry in the semiconductor and semiconductor equipment industries are significant, and the industry has consolidated over the past couple of decades. However, China-based companies are expected to play an increasing role in the global industry, a trend we are watching closely.

Outside of information technology, we remain enthusiastic about the fund’s airline holdings, whose extraordinarily low valuation multiples reflect a high degree of skepticism about their ability to sustain current profits. We are excited by the prospects for our health care holdings, many of which currently trade at below-average valuations in spite of superior secular growth prospects.

Conclusion

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices would seem to imply. Our approach often results in portfolios that bear little resemblance to market indices, creating the possibility for substantial deviations in relative performance. For example, our relative returns were significantly negative during the first half of calendar 2016 when the fund’s overweighted sectors and industries underperformed, and we expect to experience similar conditions in the future. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company April 14, 2017

7

Capital Opportunity Fund

Fund Profile
As of March 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.45%	0.38%
30-Day SEC Yield	0.65%	0.72%

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	136	470	3,813
Median Market Cap	$44.0B	$12.1B	$58.2B
Price/Earnings Ratio	25.3x	30.9x	25.4x
Price/Book Ratio	3.8x	5.4x	3.0x
Return on Equity	15.4%	20.6%	16.3%
Earnings Growth Rate	13.1%	10.9%	7.3%
Dividend Yield	1.1%	1.1%	1.9%
Foreign Holdings	10.2%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	3.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	9.3%	23.1%	12.7%
Consumer Staples	0.0	7.1	8.3
Energy	0.4	1.3	6.2
Financials	4.2	5.3	14.8
Health Care	29.9	15.6	13.3
Industrials	18.1	14.8	10.7
Information
Technology	35.9	22.3	21.2
Materials	1.8	5.1	3.4
Real Estate	0.0	5.2	4.1
Telecommunication
Services	0.4	0.2	2.1
Utilities	0.0	0.0	3.2

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.86	0.79
Beta	1.03	1.09
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Inc.	Biotechnology	4.7%
Eli Lilly & Co.	Pharmaceuticals	4.2
Amgen Inc.	Biotechnology	4.2
Southwest Airlines Co.	Airlines	3.9
NVIDIA Corp.	Semiconductors	3.2
Alphabet Inc.	Internet Software &
	Services	3.2
FedEx Corp.	Air Freight &
	Logistics	3.0
Adobe Systems Inc.	Application Software	2.8
BioMarin Pharmaceutical
Inc.	Biotechnology	2.7
Roche Holding AG	Pharmaceuticals	2.5
Top Ten		34.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratios were 0.44% for Investor Shares and 0.37% for Admiral Shares.

8

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	8/14/1995	23.85%	17.26%	10.01%
Admiral Shares	11/12/2001	23.94	17.34	10.09

See Financial Highlights for dividend and capital gains information.

9

Capital Opportunity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.0%)
Consumer Discretionary (9.0%)
^,*	CarMax Inc.	3,705,297	219,428
	TJX Cos. Inc.	2,600,900	205,679
	Carnival Corp.	3,487,600	205,454
	Royal Caribbean
	Cruises Ltd.	1,827,000	179,247
^,*	Tesla Inc.	632,566	176,043
*	Norwegian Cruise Line
	Holdings Ltd.	1,255,200	63,676
*	Amazon.com Inc.	67,830	60,134
	Sony Corp. ADR	1,645,800	55,513
	Ross Stores Inc.	613,100	40,385
	Gildan Activewear Inc.
	Class A	1,190,000	32,178
*	Shutterfly Inc.	525,000	25,352
	L Brands Inc.	495,700	23,347
	Las Vegas Sands Corp.	340,000	19,404
	Tribune Media Co. Class A	510,000	19,008
	Bed Bath & Beyond Inc.	474,700	18,732
*	Ascena Retail Group Inc.	1,175,200	5,006
	Lowe’s Cos. Inc.	59,200	4,867
	Newell Brands Inc.	86,200	4,066
	Signet Jewelers Ltd.	39,700	2,750
	Carter’s Inc.	23,120	2,076
*	Lions Gate Entertainment
	Corp. Class A	77,500	2,058
*	Lions Gate Entertainment
	Corp. Class B	77,500	1,889
	Marriott International Inc.
	Class A	20,000	1,884
*	AutoZone Inc.	2,475	1,790
*	tronc Inc.	120,000	1,670
	Hilton Worldwide
	Holdings Inc.	11,333	663
			1,372,299

Energy (0.4%)
	Cabot Oil & Gas Corp.	1,290,000	30,844
*	Southwestern Energy Co.	2,540,000	20,752
	Schlumberger Ltd.	57,065	4,456
			56,052
Financials (4.1%)
	Charles Schwab Corp.	5,757,000	234,943
*	E*TRADE Financial Corp.	3,908,300	136,361
	Northern Trust Corp.	983,600	85,160
	JPMorgan Chase & Co.	779,100	68,436
	Discover Financial Services	599,100	40,972
	CME Group Inc.	162,950	19,359
	Progressive Corp.	397,600	15,578
	Bank of America Corp.	660,000	15,569
	Travelers Cos. Inc.	38,700	4,665
	Chubb Ltd.	2,407	328
			621,371
Health Care (29.1%)
*	Biogen Inc.	2,630,438	719,214
	Eli Lilly & Co.	7,616,100	640,590
	Amgen Inc.	3,871,100	635,131
*	BioMarin
	Pharmaceutical Inc.	4,652,435	408,391
	Roche Holding AG	1,506,800	385,340
	Novartis AG ADR	3,032,200	225,201
*	QIAGEN NV	7,687,814	222,716
*	Illumina Inc.	1,168,900	199,461
*	Boston Scientific Corp.	6,215,400	154,577
	Medtronic plc	1,711,000	137,838
^,*	Seattle Genetics Inc.	1,860,500	116,951
*	Alkermes plc	1,720,784	100,666
	Thermo Fisher
	Scientific Inc.	567,100	87,107
*	Bioverativ Inc.	1,315,219	71,627
	PerkinElmer Inc.	1,023,000	59,395
	Abbott Laboratories	1,299,600	57,715

10

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
*	Edwards Lifesciences
	Corp.	560,000	52,679
*	Charles River Laboratories
	International Inc.	415,000	37,329
	Bristol-Myers Squibb Co.	502,500	27,326
*	Waters Corp.	145,000	22,665
	Merck & Co. Inc.	198,400	12,606
	Agilent Technologies Inc.	233,000	12,319
	AstraZeneca plc ADR	382,000	11,895
^,*	ImmunoGen Inc.	957,500	3,706
	Zimmer Biomet
	Holdings Inc.	27,800	3,395
*	Cerner Corp.	10,000	589
			4,406,429
Industrials (17.6%)
	Southwest Airlines Co.	10,935,100	587,871
	FedEx Corp.	2,336,474	455,963
*	United Continental
	Holdings Inc.	4,376,200	309,135
	American Airlines
	Group Inc.	5,474,100	231,554
	Airbus SE	2,938,040	224,061
	Delta Air Lines Inc.	4,712,000	216,564
*	JetBlue Airways Corp.	6,985,150	143,964
	Jacobs Engineering
	Group Inc.	2,413,419	133,414
	Rockwell Automation Inc.	520,450	81,039
^	Ritchie Bros
	Auctioneers Inc.	2,113,346	69,529
*	AECOM	1,750,000	62,282
	IDEX Corp.	595,900	55,723
	Union Pacific Corp.	302,000	31,988
	Curtiss-Wright Corp.	250,000	22,815
	Caterpillar Inc.	200,000	18,552
*	Spirit Airlines Inc.	198,235	10,520
	Textron Inc.	200,000	9,518
*	Esterline Technologies
	Corp.	30,631	2,636
			2,667,128
Information Technology (34.8%)
	NVIDIA Corp.	4,500,200	490,207
*	Adobe Systems Inc.	3,285,700	427,568
	Texas Instruments Inc.	4,249,200	342,316
	NetApp Inc.	7,456,200	312,042
	Microsoft Corp.	4,530,000	298,346
*	Flex Ltd.	15,231,702	255,893
*	Alphabet Inc. Class C	300,622	249,384
*	Alibaba Group Holding
	Ltd. ADR	2,208,000	238,089
*	Alphabet Inc. Class A	279,630	237,070
*	Micron Technology Inc.	7,921,000	228,917
	Corning Inc.	8,080,000	218,160
*	Trimble Inc.	6,686,100	214,022
	KLA-Tencor Corp.	1,794,000	170,556

*,1	Descartes Systems
	Group Inc.	4,645,000	106,370
	ASML Holding NV	800,000	106,240
*	Cree Inc.	3,944,900	105,447
	QUALCOMM Inc.	1,825,300	104,663
	Visa Inc. Class A	1,066,400	94,771
^,*	BlackBerry Ltd.	9,408,200	72,914
*	Rambus Inc.	5,211,000	68,473
	Hewlett Packard
	Enterprise Co.	2,695,000	63,871
	Plantronics Inc.	1,150,000	62,226
*	NeuStar Inc. Class A	1,703,416	56,468
^,*	VMware Inc. Class A	607,700	55,993
*,1	FormFactor Inc.	4,540,511	53,805
	HP Inc.	2,860,000	51,137
*	Entegris Inc.	2,019,231	47,250
*	Electronic Arts Inc.	500,000	44,760
*	Nuance
	Communications Inc.	2,550,000	44,140
	Intuit Inc.	330,000	38,277
	Apple Inc.	261,000	37,495
	Teradyne Inc.	1,185,000	36,853
	Intel Corp.	1,000,000	36,070
	Jabil Circuit Inc.	1,189,300	34,395
*	eBay Inc.	915,100	30,720
^	Telefonaktiebolaget LM
	Ericsson ADR	4,564,200	30,306
*	PayPal Holdings Inc.	690,000	29,684
*	Dell Technologies Inc.
	Class V	424,752	27,218
*	Keysight Technologies Inc.	732,000	26,454
	Analog Devices Inc.	320,000	26,224
	Western Digital Corp.	302,439	24,960
*	Yahoo! Inc.	526,300	24,426
	Applied Materials Inc.	475,000	18,478
*	Ciena Corp.	500,000	11,805
*	Mobileye NV	117,431	7,210
*	salesforce.com Inc.	82,900	6,838
	Mastercard Inc. Class A	45,000	5,061
*	Splunk Inc.	67,600	4,211
*	Workday Inc. Class A	10,000	833
			5,278,616
Materials (1.7%)
	Monsanto Co.	2,318,786	262,487

Real Estate (0.0%)
	Park Hotels & Resorts Inc.	7,357	189

Telecommunication Services (0.3%)
	AT&T Inc.	1,208,426	50,210
*	Sprint Corp.	230,000	1,997
			52,207
Total Common Stocks
(Cost $6,529,196)			14,716,778

11

Capital Opportunity Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (4.1%)
Money Market Fund (4.1%)
[2,3] Vanguard Market Liquidity
Fund, 0.965%
(Cost $623,422)	6,233,818	623,506
Total Investments (101.1%)
(Cost $7,152,618)		15,340,284
Other Assets and Liabilities (-1.1%)
Other Assets		54,616
Liabilities [3]		(229,009)
		(174,393)
Net Assets (100%)		15,165,891

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		14,556,603
Affiliated Vanguard Funds		623,506
Other Affiliated Issuers		160,175
Total Investments in Securities		15,340,284
Investment in Vanguard		1,047
Receivables for Investment
Securities Sold		18,847
Receivables for Accrued Income		22,990
Receivables for Capital Shares Issued		11,732
Total Assets		15,394,900
Liabilities
Payables for Investment
Securities Purchased		30,934
Collateral for Securities on Loan		158,786
Payables to Investment Advisor		8,864
Payables for Capital Shares Redeemed		8,913
Payables to Vanguard		18,070
Other Liabilities		3,442
Total Liabilities		229,009
Net Assets		15,165,891

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	6,756,887
Undistributed Net Investment Income	34,275
Accumulated Net Realized Gains	187,434
Unrealized Appreciation (Depreciation)
Investment Securities	8,187,666
Foreign Currencies	(371)
Net Assets	15,165,891

Investor Shares—Net Assets
Applicable to 37,469,506 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,186,531
Net Asset Value Per Share—
Investor Shares	$58.35

Admiral Shares—Net Assets
Applicable to 96,347,607 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,979,360
Net Asset Value Per Share—
Admiral Shares	$134.71

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $154,341,000.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $158,786,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Capital Opportunity Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Dividends[1]	96,339
Interest	1,716
Securities Lending—Net	1,147
Total Income	99,202
Expenses
Investment Advisory Fees—Note B	17,165
The Vanguard Group—Note C
Management and Administrative—Investor Shares	1,900
Management and Administrative—Admiral Shares	7,408
Marketing and Distribution—Investor Shares	183
Marketing and Distribution—Admiral Shares	338
Custodian Fees	54
Shareholders’ Reports—Investor Shares	32
Shareholders’ Reports—Admiral Shares	31
Trustees’ Fees and Expenses	13
Total Expenses	27,124
Net Investment Income	72,078
Realized Net Gain (Loss)
Investment Securities Sold	193,200
Foreign Currencies	14
Realized Net Gain (Loss)	193,214
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,369,312
Foreign Currencies	(237)
Change in Unrealized Appreciation (Depreciation)	1,369,075
Net Increase (Decrease) in Net Assets Resulting from Operations	1,634,367
1 Dividends are net of foreign withholding taxes of $3,346,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	72,078	102,905
Realized Net Gain (Loss)	193,214	737,684
Change in Unrealized Appreciation (Depreciation)	1,369,075	1,030,279
Net Increase (Decrease) in Net Assets Resulting from Operations	1,634,367	1,870,868
Distributions
Net Investment Income
Investor Shares	(14,079)	(13,445)
Admiral Shares	(87,143)	(71,675)
Realized Capital Gain[1]
Investor Shares	(101,804)	(109,093)
Admiral Shares	(559,364)	(507,435)
Total Distributions	(762,390)	(701,648)
Capital Share Transactions
Investor Shares	(72,626)	(336,913)
Admiral Shares	639,881	32,413
Net Increase (Decrease) from Capital Share Transactions	567,255	(304,500)
Total Increase (Decrease)	1,439,232	864,720
Net Assets
Beginning of Period	13,726,659	12,861,939
End of Period[2]	15,165,891	13,726,659
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $10,182,000 and $3,304,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $34,275,000 and $63,405,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Opportunity Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$54.99	$50.25	$51.42	$44.57	$33.22	$28.17
Investment Operations
Net Investment Income	.269	.375	.349	.272	.270	.216
Net Realized and Unrealized Gain (Loss)
on Investments	6.136	7.090	.666	8.314	12.395	6.464
Total from Investment Operations	6.405	7.465	1.015	8.586	12.665	6.680
Distributions
Dividends from Net Investment Income	(. 370)	(. 299)	(. 308)	(. 072)[1]	(. 385)[1]	(.161)
Distributions from Realized Capital Gains	(2.675)	(2.426)	(1.877)	(1.664)	(.930)	(1.469)
Total Distributions	(3.045)	(2.725)	(2.185)	(1.736)	(1.315)	(1.630)
Net Asset Value, End of Period	$58.35	$54.99	$50.25	$51.42	$44.57	$33.22

Total Return[2]	12.02%	15.20%	1.72%	19.85%	39.40%	24.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,187	$2,134	$2,283	$2,793	$2,720	$2,432
Ratio of Total Expenses to
Average Net Assets	0.44%	0.45%	0.45%	0.47%	0.48%	0.48%
Ratio of Net Investment Income to
Average Net Assets	0.93%	0.73%	0.65%	0.57%	0.68%	0.67%
Portfolio Turnover Rate	5%	6%	7%	7%	9%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Fiscal 2013 dividends from net investment income include $.157 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital.
The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Opportunity Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$127.00	$116.06	$118.79	$102.97	$76.75	$65.10
Investment Operations
Net Investment Income	. 670	. 965	. 916.728		.707	. 559
Net Realized and Unrealized Gain (Loss)
on Investments	14.177	16.366	1.504	19.185	28.613	14.917
Total from Investment Operations	14.847	17.331	2.420	19.913	29.320	15.476
Distributions
Dividends from Net Investment Income	(. 962)	(.791)	(. 816)	(. 251)[1]	(. 953)[1]	(. 434)
Distributions from Realized Capital Gains	(6.175)	(5.600)	(4.334)	(3.842)	(2.147)	(3.392)
Total Distributions	(7.137)	(6.391)	(5.150)	(4.093)	(3.100)	(3.826)
Net Asset Value, End of Period	$134.71	$127.00	$116.06	$118.79	$102.97	$76.75

Total Return[2]	12.07%	15.28%	1.78%	19.94%	39.50%	24.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,979	$11,593	$10,579	$10,051	$7,927	$5,045
Ratio of Total Expenses to
Average Net Assets	0.37%	0.38%	0.38%	0.40%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.00%	0.80%	0.72%	0.64%	0.75%	0.74%
Portfolio Turnover Rate	5%	6%	7%	7%	9%	9%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Fiscal 2013 dividends from net investment income include $.363 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital.
The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy),

17

Capital Opportunity Fund

the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2017, the investment advisory fee represented an effective annual rate of 0.24% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of

18

Capital Opportunity Fund

operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,047,000, representing 0.01% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	14,107,377	609,401	—
Temporary Cash Investments	623,506	—	—
Total	14,730,883	609,401	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $7,152,618,000. Net unrealized appreciation of investment securities for tax purposes was $8,187,666,000, consisting of unrealized gains of $8,431,415,000 on securities that had risen in value since their purchase and $243,749,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2017, the fund purchased $332,672,000 of investment securities and sold $450,118,000 of investment securities, other than temporary cash investments.

19

Capital Opportunity Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2017		September 30, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	156,833	2,792	188,678	3,739
Issued in Lieu of Cash Distributions	110,059	2,014	117,285	2,266
Redeemed	(339,518)	(6,145)	(642,876)	(12,626)
Net Increase (Decrease)—Investor Shares	(72,626)	(1,339)	(336,913)	(6,621)
Admiral Shares
Issued	521,718	4,056	620,027	5,277
Issued in Lieu of Cash Distributions	586,705	4,653	526,393	4,406
Redeemed	(468,542)	(3,640)	(1,114,007)	(9,555)
Net Increase (Decrease)—Admiral Shares	639,881	5,069	32,413	128

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2016		from		Capital Gain	2017
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Descartes Systems Group Inc.	99,960	—	—	—	—	106,370
FormFactor Inc.	63,035	—	14,551	—	—	53,805
Vanguard Market Liquidity Fund	536,979	NA2	NA [2]	1,714	—	623,506
Total	699,974			1,714	—	783,681
1 Includes net realized gain (loss) on affiliated investment securities sold of ($34,043,000).
2 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,120.24	$2.33
Admiral Shares	1,000.00	1,120.74	1.96
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.74	$2.22
Admiral Shares	1,000.00	1,023.09	1.87

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.37% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth-equity investing. The portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable each portfolio manager to invest only in his or her highest-conviction ideas. PRIMECAP’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP Management has managed the fund since 1998.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

23

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1112 052017

Semiannual Report | March 31, 2017

Vanguard Strategic Small-Cap Equity Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Strategic Small-Cap Equity Fund returned 12.94% for the six months ended March 31, 2017. It outdistanced its benchmark, the MSCI US Small Cap 1750 Index, by nearly 2 percentage points. The fund also bested its peer-group average by more than 1 percentage point.

• Ten of the 11 sectors represented in the fund advanced. Four provided most of the margin of outperformance: materials (+26%), health care (+11%), real estate (+9%), and industrials (+18%).

• Within materials, chemical stocks and holdings in containers and packaging performed strongly. Health care selections among equipment and supplies stocks as well as providers and services stocks did especially well. The fund’s real estate investment trusts (REITs) also outperformed. Companies in commercial services and supplies were the standouts in industrials.

• Telecommunication services (–25%), information technology (+10%), and financials (+20%) mildly underperformed.

Total Returns: Six Months Ended March 31, 2017
Total
Returns
Vanguard Strategic Small-Cap Equity Fund	12.94%
MSCI US Small Cap 1750 Index	11.03
Small-Cap Core Funds Average	11.44
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.29%	1.24%

The fund expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Small-Cap Core Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

2

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
	Total Returns
	Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

3

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

4

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2017

5

Advisor’s Report

For the six months ended March 31, 2017, Vanguard Strategic Small-Cap Equity Fund returned 12.94%, outpacing its benchmark, the MSCI US Small Cap 1750 Index, by almost 2 percentage points.

The period opened on an optimistic note as the U.S. economy appeared to pick up steam, with the manufacturing and housing sectors reporting solid activity and the employment rate continuing to improve even as wages rose. Personal consumption, private investment, residential and nonresidential fixed investment also added to growth. Commodities, especially oil, regained some ground after price declines earlier in the year.

That optimism carried over into the first quarter of 2017 as consumer confidence rose in March to its highest level in nearly two decades. Unemployment dropped to 4.5% in March, though the country added only 98,000 jobs and the labor force participation rate held steady at 63%.

Against this backdrop, stocks surged over the six-month period, as investors anticipated stronger growth and higher inflation. The earlier economic improvement and the prospect of more infrastructure spending, greater deregulation, and possible tax-code changes under the new administration helped fuel a shift toward riskier assets, propelling stocks to record highs in early 2017.

The broad U.S. equity market (as measured by the Russell 3000 Index) returned 10.19% for the six months. Value stocks outperformed growth stocks, small-capitalization stocks outperformed large-caps, and U.S. stocks outperformed their developed- and emerging-market peers.

These developments most likely played a large part in the Federal Reserve’s decision to raise the federal funds target interest rate by a quarter percentage point in March, to 0.75%–1%. The rate increase was the Fed’s second in three months but only the third in a decade.

Although we seek to understand the impact of macroeconomic factors on fund performance, we note that our process is centered on specific stock fundamentals. We use a quantitative approach to systematically identify stocks in our investment universe that we believe are more likely to exhibit long-term outperformance.

Our process focuses on valuation and other factors that contribute to fundamental growth.

Using the results of our model, we then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

We believe that attractive stocks exhibit five key characteristics: quality, defined as healthy balance sheets and steady cash-

6

flow generation; management decisions, meaning effective use of capital and sound investment policies that favor internal over external funding; growth, or the ability to grow earnings year after year; sentiment, defined as strong market sentiment that confirms our view; and valuation, or avoidance of overpriced stocks.

Using these five submodels, we generate a composite rank for all the stocks in our universe each day, seeking to capitalize on investor biases across the market.

We monitor our portfolio based on those rankings and adjust when appropriate. We always maintain a positive view on each of our submodels; however, we recently introduced a dynamic weighting process that shifts their relative importance through time.

For the six-month period, our stock selection model performed well overall. Our valuation, growth, and management decisions submodels helped performance, while our sentiment and quality signals detracted.

For the six months, our portfolio generated positive returns in ten of 11 sectors and outperformed in eight. Stock selection was notably successful in materials, real estate, and health care, where our holdings outperformed those in the fund’s benchmark. Materials firms benefited from optimism about prospective infrastructure spending. Holdings such as Chemours, AK Steel Holding, and Commercial Metals were strong performers for the portfolio.

The real estate sector generated only modest returns among small-caps, but our real estate holdings outperformed, thanks in part to such holdings as GEO Group, NorthStar Realty Finance, Ryman Hospitality Properties, Sunstone Hotel Investors, and Sabra Health Care REIT.

Health care was also a notable outperformer, driven by returns from Masimo, Array BioPharma, Veeva Systems, Chemed, and Inogen. Our industrial holdings, particularly Meritor, Wabash National, ACCO Brands, Brink’s, GATX, and SkyWest, also outperformed.

The largest sector, financials, contributed the most substantially to the fund’s total return, thanks to performances from Walker & Dunlop, Primerica, Assured Guaranty, and Federal Agricultural Mortgage.

Information technology, the second-largest sector, underperformed but still provided a sizable contribution. Advanced Micro Devices, NCR, DXC Technology, ePlus, and MaxLinear were among our top IT performers.

7

The notable underperformer was the smallest sector, telecommunication services. Windstream Holdings and Cincinnati Bell were prominent detractors.

We believe that the Strategic Small-Cap Equity Fund offers a strong mix of stocks with attractive valuations and growth characteristics relative to its benchmark. Although we recognize that risk can reward or punish us in the near term, we continue to believe that constructing a portfolio that emphasizes the key fundamentals within our model through different market environments will benefit investors over the long term.

We thank you for your investment and look forward to the rest of the fiscal year.

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

April 20, 2017

8

Strategic Small-Cap Equity Fund

Fund Profile
As of March 31, 2017

Portfolio Characteristics
		MSCI US	DJ
		Small Cap	U.S. Total
		1750	Market
	Fund	Index	FA Index
Number of Stocks	287	1,710	3,813
Median Market Cap	$2.1B	$2.7B	$58.2B
Price/Earnings Ratio	24.2x	36.8x	25.4x
Price/Book Ratio	2.5x	2.4x	3.0x
Return on Equity	11.0%	10.8%	16.3%
Earnings Growth Rate	10.1%	7.9%	7.3%
Dividend Yield	1.6%	1.4%	1.9%
Foreign Holdings	0.6%	0.0%	0.0%
Turnover Rate
(Annualized)	73%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	1.36%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Small Cap	U.S. Total
		1750	Market
	Fund	Index	FA Index
Consumer
Discretionary	12.4%	12.4%	12.7%
Consumer Staples	3.0	3.0	8.3
Energy	4.4	4.4	6.2
Financials	17.6	17.6	14.8
Health Care	12.3	12.2	13.3
Industrials	14.7	14.8	10.7
Information
Technology	16.2	16.2	21.2
Materials	6.4	6.4	3.4
Real Estate	9.6	9.5	4.1
Telecommunication
Services	0.5	0.6	2.1
Utilities	2.9	2.9	3.2

Volatility Measures
	MSCI US	DJ
	Small Cap	U.S. Total
	1750	Market
	Index	FA Index
R-Squared	0.96	0.74
Beta	0.96	1.13
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Chemours Co.	Diversified Chemicals	0.9%
Veeva Systems Inc.	Health Care
	Technology	0.8
Burlington Stores Inc.	Apparel Retail	0.7
NCR Corp.	Technology
	Hardware, Storage &
	Peripherals	0.7
WellCare Health Plans	Managed Health
Inc.	Care	0.7
Masimo Corp.	Health Care
	Equipment	0.7
Exelixis Inc.	Biotechnology	0.7
Cirrus Logic Inc.	Semiconductors	0.7
Huntsman Corp.	Diversified Chemicals	0.7
Booz Allen Hamilton	IT Consulting &
Holding Corp.	Other Services	0.7
Top Ten		7.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratio was 0.29%.

9

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

	Inception	One	Five	Ten
	Date	Year	Years	Years
Strategic Small-Cap Equity Fund	4/24/2006	21.60%	14.15%	7.46%

See Financial Highlights for dividend and capital gains information.

10

Strategic Small-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (12.4%)
*	Burlington Stores Inc.	125,196	12,180
	Children’s Place Inc.	89,882	10,790
	Bloomin’ Brands Inc.	519,212	10,244
	Meredith Corp.	154,445	9,977
	Bob Evans Farms Inc.	153,742	9,973
	Big Lots Inc.	186,196	9,064
*,^	American Outdoor
	Brands Corp.	456,936	9,052
*	Cooper-Standard
	Holdings Inc.	81,169	9,004
	Regal Entertainment Group
	Class A	398,254	8,993
*	American Axle &
	Manufacturing
	Holdings Inc.	474,168	8,905
	Brinker International Inc.	177,560	7,806
*	Scientific Games Corp.
	Class A	326,962	7,733
	Tupperware Brands Corp.	109,814	6,888
	Tailored Brands Inc.	446,390	6,669
^	Sturm Ruger & Co. Inc.	118,399	6,340
*	iRobot Corp.	94,064	6,221
	Ruth’s Hospitality
	Group Inc.	301,818	6,051
*	MSG Networks Inc.	256,047	5,979
	Tenneco Inc.	82,319	5,138
^	Rent-A-Center Inc.	545,221	4,836
	Cheesecake Factory Inc.	70,386	4,460
*	Boyd Gaming Corp.	179,379	3,948
	Barnes & Noble Inc.	388,198	3,591
*	Denny’s Corp.	233,804	2,892
*	Iconix Brand Group Inc.	322,166	2,423
	Papa John’s
	International Inc.	29,217	2,339
	Group 1 Automotive Inc.	31,043	2,300
*	Dave & Buster’s
	Entertainment Inc.	36,642	2,238
	Movado Group Inc.	89,645	2,237

*	EW Scripps Co. Class A	82,000	1,922
	AMC Entertainment
	Holdings Inc. Class A	57,651	1,813
*	Genesco Inc.	30,483	1,690
	Time Inc.	80,939	1,566
	Chico’s FAS Inc.	107,423	1,525
	Pier 1 Imports Inc.	210,699	1,509
*	Beazer Homes USA Inc.	123,208	1,495
*	Francesca’s Holdings Corp.	96,570	1,482
	Libbey Inc.	75,635	1,103
	DeVry Education Group Inc.	29,164	1,034
			203,410
Consumer Staples (3.0%)
	Universal Corp.	135,267	9,570
	Fresh Del Monte
	Produce Inc.	158,124	9,366
	Dean Foods Co.	439,548	8,642
	Ingles Markets Inc. Class A	100,399	4,332
*,^	Central Garden & Pet Co.	115,303	4,274
	SpartanNash Co.	116,948	4,092
	Nu Skin Enterprises Inc.
	Class A	59,371	3,297
*	SUPERVALU Inc.	615,250	2,375
*	Central Garden & Pet Co.
	Class A	52,261	1,815
	John B Sanfilippo & Son Inc.	15,377	1,125
*	HRG Group Inc.	46,880	906
			49,794
Energy (4.4%)
*	Laredo Petroleum Inc.	687,352	10,035
*	Unit Corp.	367,440	8,877
*	Sanchez Energy Corp.	865,734	8,259
*	Denbury Resources Inc.	3,115,927	8,039
*	Enbridge Energy
	Management LLC	423,674	7,804
*	McDermott
	International Inc.	1,000,251	6,752
*	Resolute Energy Corp.	152,378	6,156
	Archrock Inc.	458,334	5,683
*	Carrizo Oil & Gas Inc.	169,553	4,860

11

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Diamond Offshore
	Drilling Inc.	225,672	3,771
	Delek US Holdings Inc.	56,810	1,379
*	Rice Energy Inc.	41,952	994
			72,609
Financials (17.5%)
	Primerica Inc.	138,922	11,419
	Synovus Financial Corp.	272,459	11,176
	Assured Guaranty Ltd.	296,163	10,991
*	Essent Group Ltd.	282,990	10,236
	LPL Financial Holdings Inc.	250,075	9,960
*	MGIC Investment Corp.	981,438	9,942
	Washington Federal Inc.	298,384	9,877
*	Walker & Dunlop Inc.	233,789	9,747
	TCF Financial Corp.	567,207	9,654
	Cathay General Bancorp	251,088	9,461
*	KCG Holdings Inc. Class A	526,262	9,383
	Universal Insurance
	Holdings Inc.	356,476	8,734
	LegacyTexas Financial
	Group Inc.	218,780	8,729
*	Flagstar Bancorp Inc.	307,664	8,673
	Union Bankshares Corp.	241,930	8,511
	Banc of California Inc.	409,806	8,483
	Central Pacific
	Financial Corp.	273,057	8,339
	Federal Agricultural
	Mortgage Corp.	140,820	8,107
*,^	World Acceptance Corp.	156,483	8,103
	Nelnet Inc. Class A	181,515	7,961
	Popular Inc.	180,969	7,371
*	INTL. FCStone Inc.	186,510	7,080
	OFG Bancorp	597,196	7,047
	RenaissanceRe
	Holdings Ltd.	47,894	6,928
*,^	Credit Acceptance Corp.	34,524	6,884
	AmTrust Financial
	Services Inc.	362,281	6,688
	CNO Financial Group Inc.	320,929	6,579
	First Interstate
	BancSystem Inc. Class A	154,097	6,110
	Virtus Investment
	Partners Inc.	52,633	5,574
	Enterprise Financial
	Services Corp.	111,547	4,730
	Hancock Holding Co.	96,599	4,400
	Sterling Bancorp	135,532	3,212
	Heritage Insurance
	Holdings Inc.	248,618	3,175
	First Commonwealth
	Financial Corp.	229,665	3,045
	HCI Group Inc.	64,156	2,924
*,^	BofI Holding Inc.	106,870	2,793
	First Financial Bancorp	78,303	2,149
	Independent Bank
	Group Inc.	26,797	1,723

	Flushing Financial Corp.	61,003	1,639
	First Financial Corp.	34,155	1,622
	Fulton Financial Corp.	77,707	1,387
	International Bancshares
	Corp.	38,457	1,361
	Greenhill & Co. Inc.	41,728	1,223
	First Merchants Corp.	29,035	1,142
	Evercore Partners Inc.
	Class A	12,080	941
	Brookline Bancorp Inc.	53,429	836
	Boston Private Financial
	Holdings Inc.	49,908	819
*	Ambac Financial Group Inc.	43,121	813
	Dime Community
	Bancshares Inc.	32,531	660
			288,341
Health Care (12.2%)
*	Veeva Systems Inc.
	Class A	241,771	12,398
*	WellCare Health Plans Inc.	84,009	11,779
*	Masimo Corp.	125,686	11,721
*	Exelixis Inc.	538,684	11,673
*	Charles River Laboratories
	International Inc.	122,413	11,011
*	PRA Health Sciences Inc.	164,560	10,734
*	Prestige Brands
	Holdings Inc.	180,965	10,054
	Chemed Corp.	54,386	9,936
*	INC Research Holdings Inc.
	Class A	215,961	9,902
*	Tivity Health Inc.	334,591	9,737
*	Inogen Inc.	113,830	8,829
*	Array BioPharma Inc.	958,656	8,570
	Bruker Corp.	334,404	7,802
*	Halyard Health Inc.	184,913	7,043
*	Cambrex Corp.	116,971	6,439
*	Orthofix International NV	165,404	6,310
*	Coherus Biosciences Inc.	285,693	6,042
*	Emergent BioSolutions Inc.	184,499	5,358
*	HMS Holdings Corp.	228,680	4,649
*	Vanda Pharmaceuticals Inc.	330,945	4,633
*	OraSure Technologies Inc.	253,232	3,274
*	FibroGen Inc.	127,500	3,143
	Hill-Rom Holdings Inc.	43,267	3,055
*	Infinity
	Pharmaceuticals Inc.	823,454	2,660
*	LHC Group Inc.	45,540	2,455
*	BioCryst
	Pharmaceuticals Inc.	238,638	2,005
*	Brookdale Senior Living Inc.	144,157	1,936
*	Amphastar
	Pharmaceuticals Inc.	130,567	1,893
*	Haemonetics Corp.	32,949	1,337
*	Cardiovascular Systems Inc.	46,675	1,320
*	Aratana Therapeutics Inc.	207,941	1,102

12

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Progenics
	Pharmaceuticals Inc.	102,107	964
*	BioTelemetry Inc.	31,436	910
			200,674
Industrials (14.6%)
	Oshkosh Corp.	161,840	11,101
*	Meritor Inc.	598,290	10,249
*	MasTec Inc.	255,595	10,237
	Brink’s Co.	181,155	9,683
	Wabash National Corp.	453,208	9,377
*	Trex Co. Inc.	134,436	9,328
*	Hawaiian Holdings Inc.	195,970	9,103
	Greenbrier Cos. Inc.	209,338	9,022
	Insperity Inc.	98,879	8,766
*	Chart Industries Inc.	249,619	8,722
	Global Brass & Copper
	Holdings Inc.	245,765	8,454
	SkyWest Inc.	237,828	8,146
*	AECOM	228,672	8,138
	General Cable Corp.	449,776	8,073
	Huntington Ingalls
	Industries Inc.	39,733	7,956
	Quad/Graphics Inc.	314,073	7,927
*	ACCO Brands Corp.	593,547	7,805
	Triumph Group Inc.	296,699	7,640
	Argan Inc.	112,166	7,420
*	Continental Building
	Products Inc.	269,294	6,598
*	Swift Transportation Co.	293,518	6,029
*	MRC Global Inc.	311,704	5,714
	West Corp.	230,648	5,632
*	TriNet Group Inc.	187,911	5,431
	GATX Corp.	84,633	5,159
	Ennis Inc.	279,246	4,747
	Aircastle Ltd.	188,665	4,552
*	Gibraltar Industries Inc.	103,635	4,270
	Spirit AeroSystems
	Holdings Inc. Class A	61,208	3,545
	Comfort Systems USA Inc.	96,079	3,521
*	Atkore International
	Group Inc.	120,382	3,164
*	SPX Corp.	104,991	2,546
*	YRC Worldwide Inc.	222,202	2,446
*	Energy Recovery Inc.	228,741	1,903
	American Railcar
	Industries Inc.	38,021	1,563
	Kennametal Inc.	35,178	1,380
*	Rush Enterprises Inc.
	Class A	37,371	1,236
*	XPO Logistics Inc.	25,633	1,228
	Toro Co.	19,276	1,204
	Brady Corp. Class A	23,661	914
*	Avis Budget Group Inc.	30,478	902
*	Lydall Inc.	7,688	412
			241,243

Information Technology (16.1%)
*	NCR Corp.	261,179	11,931
*	Cirrus Logic Inc.	191,632	11,630
	Booz Allen Hamilton
	Holding Corp. Class A	324,636	11,489
	CSRA Inc.	387,126	11,339
*	Tech Data Corp.	114,018	10,706
*	Amkor Technology Inc.	868,361	10,064
*	Cardtronics plc Class A	212,702	9,944
	SYNNEX Corp.	87,201	9,761
*	TTM Technologies Inc.	585,292	9,441
*	CACI International Inc.
	Class A	80,043	9,389
*	Advanced Micro
	Devices Inc.	630,152	9,169
	Science Applications
	International Corp.	122,693	9,128
	Computer Sciences Corp.	128,478	8,866
*	Itron Inc.	143,498	8,710
*	Synaptics Inc.	173,647	8,597
	Travelport Worldwide Ltd.	699,192	8,229
*	ePlus Inc.	59,754	8,070
	ManTech International
	Corp. Class A	216,424	7,495
*	Plexus Corp.	124,323	7,186
*	Sanmina Corp.	166,022	6,740
*	MaxLinear Inc.	235,498	6,606
*	Advanced Energy
	Industries Inc.	96,223	6,597
*	Anixter International Inc.	80,938	6,418
*	Sykes Enterprises Inc.	212,291	6,241
*	Unisys Corp.	419,701	5,855
	CSG Systems
	International Inc.	152,362	5,761
*	GoDaddy Inc. Class A	139,269	5,278
*,^	Match Group Inc.	305,012	4,981
*	NETGEAR Inc.	85,166	4,220
	TeleTech Holdings Inc.	138,466	4,099
*	Aspen Technology Inc.	43,965	2,590
*	Angie’s List Inc.	432,291	2,464
*	Avid Technology Inc.	518,993	2,419
*	Sigma Designs Inc.	293,500	1,834
*	TrueCar Inc.	94,739	1,466
*	Box Inc.	85,939	1,402
*	Benchmark Electronics Inc.	41,695	1,326
	Brooks Automation Inc.	53,517	1,199
*	Xcerra Corp.	134,512	1,196
*	Alpha & Omega
	Semiconductor Ltd.	60,082	1,033
*	Barracuda Networks Inc.	41,760	965
*	Super Micro Computer Inc.	35,962	912
*	ShoreTel Inc.	114,675	705
*	Lattice Semiconductor Corp.	65,640	454
*	LivePerson Inc.	63,000	432
			264,337

13

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
Materials (6.4%)
	Chemours Co.	365,792	14,083
	Huntsman Corp.	471,112	11,561
	United States Steel Corp.	330,140	11,162
	Trinseo SA	153,707	10,314
*	AK Steel Holding Corp.	1,197,062	8,607
*	Koppers Holdings Inc.	201,938	8,552
*	Owens-Illinois Inc.	387,001	7,887
	Rayonier Advanced
	Materials Inc.	581,840	7,826
	Greif Inc. Class A	110,298	6,076
	Schnitzer Steel
	Industries Inc.	193,555	3,997
*	Cliffs Natural
	Resources Inc.	462,344	3,796
*	Coeur Mining Inc.	451,250	3,646
	Cabot Corp.	49,610	2,972
*	Louisiana-Pacific Corp.	99,278	2,464
	Mercer International Inc.	172,736	2,021
			104,964
Real Estate (9.5%)
	Hospitality Properties
	Trust	361,672	11,404
	Sabra Health Care
	REIT Inc.	362,146	10,115
	Care Capital Properties Inc.	355,120	9,542
	Medical Properties
	Trust Inc.	710,318	9,156
	Select Income REIT	354,549	9,144
	Lexington Realty Trust	889,330	8,875
	GEO Group Inc.	181,165	8,401
	Sunstone Hotel
	Investors Inc.	541,162	8,296
	CBL & Associates
	Properties Inc.	851,032	8,119
	Summit Hotel
	Properties Inc.	484,159	7,737
	Colony NorthStar Inc.
	Class A	597,200	7,710
	Government Properties
	Income Trust	362,756	7,592
	Washington Prime
	Group Inc.	863,911	7,507
	Brandywine Realty Trust	421,716	6,844
	Ryman Hospitality
	Properties Inc.	107,861	6,669
	LaSalle Hotel Properties	222,741	6,448
	Outfront Media Inc.	199,205	5,289
	New Senior Investment
	Group Inc.	440,612	4,494
	Tier REIT Inc.	149,812	2,601
	Ashford Hospitality
	Trust Inc.	351,604	2,240
	Global Net Lease Inc.	77,530	1,867
	RAIT Financial Trust	376,313	1,204

	One Liberty Properties Inc.	47,185	1,102
	MGM Growth Properties
	LLC Class A	37,269	1,008
	Hersha Hospitality Trust
	Class A	52,063	978
	Universal Health Realty
	Income Trust	14,971	966
	Getty Realty Corp.	32,988	834
	DiamondRock Hospitality Co.	74,513	831
			156,973
Telecommunication Services (0.5%)
	Windstream Holdings Inc.	843,324	4,596
*	Cincinnati Bell Inc.	219,887	3,892
			8,488
Utilities (2.9%)
	Southwest Gas
	Holdings Inc.	132,444	10,981
	ONE Gas Inc.	125,065	8,454
	Great Plains Energy Inc.	252,655	7,382
^	Spark Energy Inc. Class A	141,634	4,525
	Hawaiian Electric
	Industries Inc.	118,554	3,949
	Unitil Corp.	61,581	2,773
	NRG Yield Inc.	146,482	2,593
	Otter Tail Corp.	64,002	2,426
	Middlesex Water Co.	53,617	1,981
	South Jersey Industries Inc.	42,245	1,506
	ALLETE Inc.	12,208	827
			47,397
Total Common Stocks
(Cost $1,378,137)			1,638,230
Temporary Cash Investments (1.3%)[1]
Money Market Fund (1.2%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.965%	203,143	20,319

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
4	United States Treasury Bill,
	0.591%, 5/4/17	100	100
4	United States Treasury Bill,
	0.574%, 5/11/17	500	499
	United States Treasury Bill,
	0.724%, 6/15/17	200	200
			799
Total Temporary Cash Investments
(Cost $21,115)			21,118
Total Investments (100.8%)
(Cost $1,399,252)			1,659,348

14

Strategic Small-Cap Equity Fund

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	114
Receivables for Investment Securities Sold 5,977
Receivables for Accrued Income	1,682
Receivables for Capital Shares Issued	1,403
Other Assets	16
Total Other Assets	9,192
Liabilities
Payables for Investment Securities
Purchased	(7,360)
Collateral for Securities on Loan	(12,862)
Payables for Capital Shares Redeemed	(1,872)
Payables to Vanguard	(843)
Other Liabilities	(16)
Total Liabilities	(22,953)
Net Assets (100%)
Applicable to 46,946,502 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,645,587
Net Asset Value Per Share	$35.05

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,333,071
Undistributed Net Investment Income	2,316
Accumulated Net Realized Gains	50,073
Unrealized Appreciation (Depreciation)
Investment Securities	260,096
Futures Contracts	31
Net Assets	1,645,587

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $12,397,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $12,862,000 of collateral received for securities on loan.
4 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Strategic Small-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Dividends	11,079
Interest[1]	40
Securities Lending—Net	165
Total Income	11,284
Expenses
The Vanguard Group—Note B
Investment Advisory Services	473
Management and Administrative	1,519
Marketing and Distribution	191
Custodian Fees	12
Shareholders’ Reports	27
Trustees’ Fees and Expenses	1
Total Expenses	2,223
Net Investment Income	9,061
Realized Net Gain (Loss)
Investment Securities Sold[1]	49,345
Futures Contracts	864
Realized Net Gain (Loss)	50,209
Change in Unrealized Appreciation (Depreciation)
Investment Securities	117,285
Futures Contracts	(58)
Change in Unrealized Appreciation (Depreciation)	117,227
Net Increase (Decrease) in Net Assets Resulting from Operations	176,497
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $38,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,061	20,711
Realized Net Gain (Loss)	50,209	528
Change in Unrealized Appreciation (Depreciation)	117,227	115,615
Net Increase (Decrease) in Net Assets Resulting from Operations	176,497	136,854
Distributions
Net Investment Income	(20,718)	(11,861)
Realized Capital Gain[1]	—	(11,722)
Total Distributions	(20,718)	(23,583)
Capital Share Transactions
Issued	294,772	561,076
Issued in Lieu of Cash Distributions	18,647	22,050
Redeemed	(174,155)	(291,039)
Net Increase (Decrease) from Capital Share Transactions	139,264	292,087
Total Increase (Decrease)	295,043	405,358
Net Assets
Beginning of Period	1,350,544	945,186
End of Period[2]	1,645,587	1,350,544

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,316,000 and $13,973,000.

See accompanying Notes, which are an integral part of the Financial Statements

17

Strategic Small-Cap Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$31.45	$28.95	$30.91	$27.94	$21.37	$16.44
Investment Operations
Net Investment Income	.191	.494	.368	.277	.345	.238
Net Realized and Unrealized Gain (Loss)
on Investments	3.876	2.682	.349	3.201	6.585	4.888
Total from Investment Operations	4.067	3.176	.717	3.478	6.930	5.126
Distributions
Dividends from Net Investment Income	(. 467)	(. 340)	(. 246)	(. 232)	(. 360)	(.196)
Distributions from Realized Capital Gains	—	(.336)	(2.431)	(.276)	—	—
Total Distributions	(. 467)	(. 676)	(2.677)	(. 508)	(. 360)	(.196)
Net Asset Value, End of Period	$35.05	$31.45	$28.95	$30.91	$27.94	$21.37

Total Return[1]	12.94%	11.14%	2.10%	12.48%	32.94%	31.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,646	$1,351	$945	$545	$377	$259
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.34%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.78%	1.34%	0.96%	1.40%	1.16%
Portfolio Turnover Rate	73%	89%	62%	64%	64%	66%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

19

Strategic Small-Cap Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

20

Strategic Small-Cap Equity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $114,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,638,230	—	—
Temporary Cash Investments	20,319	799	—
Futures Contracts—Assets[1]	16	—	—
Total	1,658,565	799	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2017	103	7,130	31

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

21

Strategic Small-Cap Equity Fund

At March 31, 2017, the cost of investment securities for tax purposes was $1,399,276,000.

Net unrealized appreciation of investment securities for tax purposes was $260,072,000, consisting of unrealized gains of $305,366,000 on securities that had risen in value since their purchase and $45,294,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2017, the fund purchased $672,605,000 of investment securities and sold $543,203,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	8,592	19,461
Issued in Lieu of Cash Distributions	534	751
Redeemed	(5,126)	(9,919)
Net Increase (Decrease) in Shares Outstanding	4,000	10,293

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,129.38	$1.54
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Small-Cap Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

25

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6152 052017

Semiannual Report | March 31, 2017

Vanguard Global Equity Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Global Equity Fund returned more than 7% for the six months ended March 31, 2017. This result was less than that of its benchmark, the MSCI All Country World Index, but more than the average return of its peer funds.

• The fund’s advisors added value in emerging markets and the Middle East. Among countries, the United States was the fund’s most notable underperformer.

• All 11 sectors represented in the fund advanced, but only six produced positive results on a relative basis. Health care, consumer staples, real estate, and telecommunication services contributed the most to relative performance, while financials, industrials, and consumer discretionary were the biggest laggards.

• Despite the Federal Reserve’s two recent increases in U.S. interest rates, emerging markets benefited in general over the period from the Fed’s relatively dovish long-term outlook. The fund’s outperformance in emerging markets was driven largely by stock selection in South Korea, India, and Taiwan.

Total Returns: Six Months Ended March 31, 2017
Total
Returns
Vanguard Global Equity Fund	7.51%
MSCI All Country World Index	8.18
Global Funds Average	6.83
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.51%	1.24%

The fund expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratio was 0.47%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Global Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
	Total Returns
	Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2017

Advisors’ Report

For the six months ended March 31, 2017, Vanguard Global Equity Fund returned 7.51%, less than its benchmark, the MSCI All Country World Index, but more than the average return of its peer funds.

Your fund is managed by three independent investment advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the period and its effect on portfolio positioning. These comments were prepared on April 21, 2017.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	33	1,590	A long-term, active, bottom-up investment approach is
			used to identify companies that can generate
			above-average growth in earnings and cash flow.
Marathon Asset Management	33	1,552	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Acadian Asset Management LLC	32	1,528	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 30,000
			securities in the global universe.
Cash Investments	2	106	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden,
Joint Senior Partner
and Lead Portfolio Manager

Spencer Adair, CFA
Partner and Investment Manager,
Global Alpha Strategy

Malcolm MacColl,
Partner and Investment Manager,
Global Alpha Strategy

Global equity markets were strong over the six-month period, despite plenty of dramatic headlines. Donald Trump’s surprise presidential victory in November boosted sentiment as investors speculated about U.S. regulatory easing, economic investment, and corporate tax reductions. We remain focused on the long term and on company fundamentals. If 2016 reminded investors of nothing else, it is the perils of trying to predict how political events will unfold.

A number of U.S. stocks performed well over the period, including health insurer Anthem and First Republic Bank. Royal Caribbean Cruises benefited from stronger demand and improved pricing. Shares of NVIDIA, which makes processing chips for virtual reality and artificial intelligence applications, were also strong thanks to growing demand. NVIDIA is a good example of the attractive growth rates that innovative companies can deliver.

About 30% of our portfolio is exposed to technology and innovation, as reflected in recent purchases. Infineon, which makes semiconductor chips for the automotive and other markets, stands to grow as cars become more electrified and automated. We also added to our position in the Chinese online travel agent Ctrip and purchased shares in LINE, a Japanese mobile messaging app with a leading position in such fast-growing markets as Indonesia.

Our portfolio, though, remains well-diversified and driven by bottom-up stock selection. We bought shares in Verisk (data analytics) and added to our position in AIA, which sells insurance in Asia, where a rising middle class and lack of social security programs make for huge demand.

We have sold our holdings in companies whose shares have performed well but whose growth prospects look less exciting. These include Wolseley (owner of U.S. plumbing brand Ferguson) and Dolby (audio software). Elsewhere, we sold companies with disappointing operational progress, including American Express, Swedish truck maker Volvo, and Japanese mechanical component manufacturer THK. Portfolio turnover remains low, consistent with our ambition to own companies for at least five years.

We remain confident in the positioning of the portfolio and optimistic about the future. Innovation, steady improvement in the U.S. economy, and a vast consumer base burgeoning in Asia present exciting opportunities for companies and ultimately for us as growth investors.

Marathon Asset Management LLP

Portfolio Managers:

Neil M. Ostrer,
Co-Head of Global Equity

William J. Arah,
Co-Head of Global Equity

Global markets experienced volatility over the six months ended March 31, 2017, including from the U.S. presidential election, Trump administration policies, and global geopolitics.

Since the election, U.S. equities have reacted positively to the perceived prospects for tax reform, stronger economic growth, and less regulation. Such outcomes could aid many domestically oriented businesses. Financial stocks have begun to factor in these potential developments.

In Europe, the outlook has shifted after the U.S. election result and the likelihood of reflationary policies involving more infrastructure spending and lower taxes. This may result in greater global growth and inflation and higher-than-expected interest rates. A shift toward protectionism could also occur.

Japan’s corporate governance revolution continues, despite macro volatility, with an increasing focus on management decision-making, spin-offs, retained earnings, and cross-shareholding, in which publicly listed companies own stock in other listed companies. Developments in Japan underpin our structurally positive view on the country. We hope the growing recognition of Japan’s move to more shareholder-friendly policies will lead to a structural swing in household balance sheets back to risk assets; that is likely to be reinforced by global monetary trends and a shift from central banks’ extraordinary easing over the last few years.

Our regional allocation and stock selection bolstered performance, while negative currency impact dampened it. The portfolio benefited from underweighting three weaker sectors: health care, energy, and real estate. Stock selection overall was positive, with contributions from emerging markets and the United States offsetting disappointing results from Europe.

The negative currency effect was driven by an underweighting of the strong U.S. dollar and an overweight allocation to Japan’s underperforming yen.

Among individual stocks, our decision not to hold Apple most dragged on performance. Not holding such U.S. financials as Bank of America, Citigroup, and JPMorgan Chase also hurt. Conversely, notable outperformers included other financials, such as U.S. Bancorp, M&T Bank, and Wells Fargo, as well as semiconductor maker Analog Devices. Our decision not to own Exxon Mobil also added to relative return.

In Europe, U.K.-based Reckitt Benckiser and WPP detracted from performance, whereas Italian capital goods giant CNH Industrial added the most value. In Japan, nonbank financials Dai-ichi Life, Sompo, and MS&AD Insurance helped offset detractors NTT and Seven & I. Stock selection in emerging markets strongly boosted performance, with South Korean holdings Samsung Electronics and Hana Financial among the largest contributors.

Acadian Asset Management LLC

Portfolio Managers:

John R. Chisholm, CFA,
Executive Vice President and
Chief Investment Officer

Brendan O. Bradley, Ph.D.,
Senior Vice President,
Director of Portfolio Management,
and Deputy Chief Investment Officer

Developed markets were up solidly over the six months. The period was not without some swings, however, as investors around the world awaited further clarity on various issues during the fourth quarter of 2016, including the U.S. presidential election outcome, the implications of Brexit, and policy shifts at key central banks. Taken together, equities advanced amid a postelection U.S. market rally, a stabilization in commodity prices, and improving sentiment about global growth. Although 2017 began with some tempering of optimism, global equities were generally strong, as earnings looked to be on a positive trajectory, and investors appeared increasingly bullish on developing economies.

The portfolio was focused on attractively valued stocks that appeared likely to rise in price given their earnings data, price characteristics, and quality. Based on bottom-up stock selection, key overweighted markets were South Korea, the United States, Canada, and Taiwan. The portfolio was underweighted in Japan, the United Kingdom, Switzerland, and France. We focused our sector exposures on information technology, health care, and energy while underweighting financials, consumer discretionary, industrials, and materials.

Underperformance at the stock level was partly mitigated by some positive returns from country allocations. The portfolio’s U.S. selections hurt performance, with health care and consumer-oriented stocks among the biggest laggards. A loss of value from holdings in Japan and continental Europe was somewhat offset by favorable selections in South Korea, Taiwan, and Canada.

By country, our underweighting of Japan, the United Kingdom, and Switzerland and our overweighting of South Korea boosted performance. By sector, our underweighting of financials and overweighting of health care detracted.

Global Equity Fund

Fund Profile
As of March 31, 2017

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	1,279	2,471
Median Market Cap	$21.1B	$49.2B
Price/Earnings Ratio	22.3x	22.0x
Price/Book Ratio	2.5x	2.2x
Return on Equity	15.3%	15.6%
Earnings Growth Rate	8.7%	6.5%
Dividend Yield	1.8%	2.4%
Turnover Rate
(Annualized)	48%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.51%	—
Short-Term Reserves	1.5%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	14.7%	12.1%
Consumer Staples	10.1	9.5
Energy	3.4	6.7
Financials	19.3	18.4
Health Care	9.9	11.1
Industrials	12.4	10.7
Information Technology	20.8	16.4
Materials	4.6	5.3
Real Estate	1.8	3.2
Telecommunication Services	1.8	3.4
Utilities	1.2	3.2

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.95
Beta	0.94
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Alphabet Inc.	Internet Software &
	Services	1.9%
Samsung Electronics Co. Technology
Ltd.	Hardware, Storage &
	Peripherals	1.8
Amazon.com Inc.	Internet & Direct
	Marketing Retail	1.5
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	1.1
Prudential plc	Life & Health
	Insurance	1.1
Procter & Gamble Co.	Household Products	1.1
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.0
Naspers Ltd.	Cable & Satellite	1.0
Coca-Cola Co.	Soft Drinks	1.0
Microsoft Corp.	Systems Software	0.9
Top Ten		12.4%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratio was 0.47%.

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	5.6%	5.8%
Germany	3.0	3.1
Switzerland	2.4	2.9
France	1.6	3.3
Ireland	1.5	0.2
Sweden	1.2	0.9
Denmark	1.2	0.6
Other	3.3	4.0
Subtotal	19.8%	20.8%
Pacific
Japan	8.6%	7.6%
South Korea	3.1	1.7
Hong Kong	1.6	1.1
Australia	1.4	2.5
Other	0.3	0.5
Subtotal	15.0%	13.4%
Emerging Markets
Taiwan	2.6%	1.4%
China	2.2	3.0
South Africa	1.8	0.7
India	1.6	1.0
Other	2.9	3.1
Subtotal	11.1%	9.2%
North America
United States	50.6%	53.2%
Canada	3.4	3.2
Subtotal	54.0%	56.4%
Middle East
Other	0.1%	0.2%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

	Inception	One	Five	Ten
	Date	Year	Years	Years
Global Equity Fund	8/14/1995	14.80%	9.86%	3.90%

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Australia †		62,352	1.3%

Austria †		2,977	0.1%

Belgium †		4,782	0.1%

Brazil †		35,205	0.7%

Canada
Bank of Montreal	330,500	24,686	0.5%
^ Canadian Imperial Bank of Commerce	270,500	23,325	0.5%
Canada—Other †		112,530	2.4%
		160,541	3.4%

Chile †		10,543	0.2%

China
* Alibaba Group Holding Ltd. ADR	264,258	28,495	0.6%
China—Other †		73,119	1.5%
		101,614	2.1%

Colombia †		2,430	0.1%

Czech Republic †		508	0.0%

Denmark †		55,875	1.2%

Finland †		32,246	0.7%

France †		69,794	1.5%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Germany
SAP SE	429,798	42,167	0.9%
Germany—Other †		94,232	2.0%
		136,399	2.9%
Greece †		3,130	0.1%
Hong Kong
AIA Group Ltd.	4,865,600	30,712	0.6%
Hong Kong—Other †		42,280	0.9%
		72,992	1.5%
Hungary †		412	0.0%
India †		73,657	1.5%
Indonesia †		10,050	0.2%
Ireland
CRH plc	942,597	33,198	0.7%
* Ryanair Holdings plc ADR	259,201	21,509	0.5%
Ireland—Other †		15,911	0.3%
		70,618	1.5%
Israel †		6,041	0.1%
[1]Italy †		30,639	0.6%
Japan
MS&AD Insurance Group Holdings Inc.	1,126,800	35,991	0.8%
Japan—Other †		355,908	7.4%
		391,899	8.2%
Malaysia †		24,794	0.5%
Mexico †		5,696	0.1%
Netherlands †		35,260	0.7%
New Zealand †		893	0.0%
Norway †		16,842	0.4%
Other
2 Vanguard FTSE Emerging Markets ETF	317,218	12,600	0.3%
Peru †		988	0.0%
Philippines †		1,822	0.0%
Poland †		5,864	0.1%
Qatar †		1,426	0.0%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Russia †		14,658	0.3%

Singapore †		15,507	0.3%

South Africa
Naspers Ltd.	282,364	48,655	1.0%
South Africa—Other †		35,594	0.8%
		84,249	1.8%
South Korea
Samsung Electronics Co. Ltd.	30,100	55,396	1.2%
Samsung Electronics Co. Ltd. GDR	32,887	30,199	0.6%
SK Hynix Inc.	506,300	22,868	0.5%
South Korea—Other †		38,090	0.8%
		146,553	3.1%

Spain †		21,065	0.4%

Sweden
^ Svenska Handelsbanken AB Class A	1,729,340	23,699	0.5%
Sweden—Other †		32,536	0.7%
		56,235	1.2%
Switzerland
Cie Financiere Richemont SA	327,029	25,856	0.6%
Nestle SA	333,379	25,587	0.5%
Switzerland—Other †		61,845	1.3%
		113,288	2.4%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,356,486	44,547	0.9%
Hon Hai Precision Industry Co. Ltd.	10,367,717	31,094	0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	783,577	4,913	0.1%
Taiwan—Other †		36,410	0.8%
		116,964	2.4%

Thailand †		8,610	0.2%

Turkey †		11,393	0.2%

United Arab Emirates †		182	0.0%

United Kingdom
Prudential plc	2,536,608	53,582	1.1%
1 United Kingdom—Other †		204,143	4.3%
		257,725	5.4%
United States
Consumer Discretionary
* Amazon.com Inc.	82,426	73,074	1.6%
Royal Caribbean Cruises Ltd.	549,584	53,920	1.1%
Walt Disney Co.	264,949	30,043	0.6%
Comcast Corp. Class A	786,506	29,565	0.6%
* CarMax Inc.	406,164	24,053	0.5%
Consumer Discretionary—Other †		158,203	3.3%
		368,858	7.7%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Consumer Staples
Procter & Gamble Co.	565,821	50,839	1.1%
Coca-Cola Co.	1,127,177	47,837	1.0%
PepsiCo Inc.	293,750	32,859	0.7%
Colgate-Palmolive Co.	392,648	28,738	0.6%
Consumer Staples—Other †		114,366	2.4%
		274,639	5.8%

Energy †		59,156	1.2%

Financials
* Berkshire Hathaway Inc. Class B	266,218	44,373	0.9%
JPMorgan Chase & Co.	381,833	33,540	0.7%
Moody’s Corp.	279,879	31,358	0.7%
TD Ameritrade Holding Corp.	741,774	28,825	0.6%
Goldman Sachs Group Inc.	106,966	24,572	0.5%
First Republic Bank	254,717	23,895	0.5%
* Markel Corp.	21,741	21,216	0.5%
Financials—Other †		191,066	4.0%
		398,845	8.4%
Health Care
Anthem Inc.	208,861	34,541	0.7%
* Waters Corp.	204,271	31,930	0.7%
Johnson & Johnson	236,770	29,490	0.6%
* WellCare Health Plans Inc.	181,452	25,441	0.5%
Health Care—Other †		236,546	5.0%
		357,948	7.5%
Industrials
General Electric Co.	991,177	29,537	0.6%
CH Robinson Worldwide Inc.	276,387	21,362	0.4%
Industrials—Other †		160,276	3.4%
		211,175	4.4%
Information Technology
* Alphabet Inc. Class C	60,783	50,423	1.1%
Microsoft Corp.	673,953	44,387	0.9%
* Alphabet Inc. Class A	47,766	40,496	0.8%
Apple Inc.	250,524	35,990	0.8%
* Facebook Inc. Class A	208,497	29,617	0.6%
Teradyne Inc.	790,957	24,599	0.5%
Visa Inc. Class A	269,925	23,988	0.5%
Mastercard Inc. Class A	199,029	22,385	0.5%
Information Technology—Other †		221,719	4.6%
		493,604	10.3%
Materials
Martin Marietta Materials Inc.	112,248	24,498	0.5%
Materials—Other †		54,009	1.2%
		78,507	1.7%

Real Estate †		37,904	0.8%

Global Equity Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Telecommunication Services
AT&T Inc.		795,019	33,033	0.7%
Telecommunication Services—Other †			772	0.0%
			33,805	0.7%

Utilities †			115	0.0%
			2,314,556	48.5%
Total Common Stocks (Cost $3,807,924)			4,601,874	96.3%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.965%	2,307,380	230,784	4.9%

		Face
	Maturity	Amount
	Date	($000)
U.S. Government and Agency Obligations
6 United States Treasury Bill 0.521%–0.622% 5/4/17–7/20/17		5,700	5,692	0.1%
Total Temporary Cash Investments (Cost $236,456)			236,476	5.0%[3]
Total Investments (Cost $4,044,380)			4,838,350	101.3%
Other Assets and Liabilities
Other Assets			30,649	0.6%
Liabilities[5]			(92,767)	(1.9%)
			(62,118)	(1.3%)
Net Assets			4,776,232	100.0%

Global Equity Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	4,594,966
Affiliated Vanguard Funds	243,384
Total Investments in Securities	4,838,350
Investment in Vanguard	328
Receivables for Investment Securities Sold	2,774
Receivables for Accrued Income	15,608
Receivables for Capital Shares Issued	3,914
Other Assets	8,025
Total Assets	4,868,999
Liabilities
Payables for Investment Securities Purchased	5,772
Collateral for Securities on Loan	73,699
Payables to Investment Advisor	2,925
Payables for Capital Shares Redeemed	1,565
Payables to Vanguard	8,516
Other Liabilities	290
Total Liabilities	92,767
Net Assets	4,776,232

Global Equity Fund

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	4,203,173
Undistributed Net Investment Income	1,954
Accumulated Net Realized Losses	(223,244)
Unrealized Appreciation (Depreciation)
Investment Securities	793,970
Futures Contracts	21
Forward Currency Contracts	506
Foreign Currencies	(148)
Net Assets	4,776,232
Applicable to 179,112,499 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,776,232
Net Asset Value Per Share	$26.67

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $68,588,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate value of these securities was $8,683,000, representing 0.2% of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 3.0%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $73,699,000 of collateral received for securities on loan.
6 Securities with a value of $5,067,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	36,810
Interest[2]	1,033
Securities Lending—Net	518
Total Income	38,361
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,480
Performance Adjustment	273
The Vanguard Group—Note C
Management and Administrative	4,288
Marketing and Distribution	404
Custodian Fees	278
Shareholders’ Reports	47
Trustees’ Fees and Expenses	6
Total Expenses	10,776
Net Investment Income	27,585
Realized Net Gain (Loss)
Investment Securities Sold[2]	85,056
Futures Contracts	12,082
Foreign Currencies and Forward Currency Contracts	(4,097)
Realized Net Gain (Loss)	93,041
Change in Unrealized Appreciation (Depreciation)
Investment Securities	214,128
Futures Contracts	(1,536)
Foreign Currencies and Forward Currency Contracts	804
Change in Unrealized Appreciation (Depreciation)	213,396
Net Increase (Decrease) in Net Assets Resulting from Operations	334,022
1 Dividends are net of foreign withholding taxes of $2,206,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $79,000, $596,000, and
$208,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,585	68,860
Realized Net Gain (Loss)	93,041	53,889
Change in Unrealized Appreciation (Depreciation)	213,396	368,405
Net Increase (Decrease) in Net Assets Resulting from Operations	334,022	491,154
Distributions
Net Investment Income	(66,188)	(72,900)
Realized Capital Gain	—	—
Total Distributions	(66,188)	(72,900)
Capital Share Transactions
Issued	285,934	475,200
Issued in Lieu of Cash Distributions	61,674	68,287
Redeemed	(354,657)	(589,795)
Net Increase (Decrease) from Capital Share Transactions	(7,049)	(46,308)
Total Increase (Decrease)	260,785	371,946
Net Assets
Beginning of Period	4,515,447	4,143,501
End of Period[1]	4,776,232	4,515,447
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,954,000 and $41,358,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.18	$22.85	$24.19	$21.94	$18.21	$15.24
Investment Operations
Net Investment Income	.158	.385	.373	.353	.342	.320
Net Realized and Unrealized Gain (Loss)
on Investments	1.706	2.350	(1.338)	2.255	3.730	3.012
Total from Investment Operations	1.864	2.735	(.965)	2.608	4.072	3.332
Distributions
Dividends from Net Investment Income	(. 374)	(. 405)	(. 375)	(. 358)	(. 342)	(. 362)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 374)	(. 405)	(. 375)	(. 358)	(. 342)	(. 362)
Net Asset Value, End of Period	$26.67	$25.18	$22.85	$24.19	$21.94	$18.21

Total Return[1]	7.51%	12.11%	-4.09%	11.95%	22.72%	22.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,776	$4,515	$4,144	$4,531	$4,499	$3,853
Ratio of Total Expenses to
Average Net Assets[2]	0.47%	0.51%	0.57%	0.61%	0.61%	0.57%
Ratio of Net Investment Income to
Average Net Assets	1.22%	1.61%	1.49%	1.45%	1.69%	1.82%
Portfolio Turnover Rate	48%	45%	36%	45%	70%	67%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.05%, 0.08%, 0.08%, 0.07%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Global Equity Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions

Global Equity Fund

only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Baillie Gifford Overseas Ltd., Marathon Asset Management LLP, and Acadian Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Marathon Asset Management LLP, and Acadian Asset Management LLC are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended March 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before an increase of $273,000 (0.01%) based on performance.

Global Equity Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $328,000, representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	391,467	1,895,821	30
Common Stocks—United States	2,314,556	—	—
Temporary Cash Investments	230,784	5,692	—
Futures Contracts—Assets[1]	60	—	—
Futures Contracts—Liabilities[1]	(275)	—	—
Forward Currency Contracts—Assets	—	514	—
Forward Currency Contracts—Liabilities	—	(8)	—
Total	2,936,592	1,902,019	30
1 Represents variation margin on the last day of the reporting period.

Global Equity Fund

E. At March 31, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	60	514	574
Other Liabilities	(275)	(8)	(283)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	12,082	—	12,082
Forward Currency Contracts	—	(3,083)	(3,083)
Realized Net Gain (Loss) on Derivatives	12,082	(3,083)	8,999

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,536)	—	(1,536)
Forward Currency Contracts	—	646	646
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,536)	646	(890)

At March 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2017	486	57,329	(228)
Dow Jones EURO STOXX 50 Index	June 2017	378	13,851	478
Topix Index	June 2017	69	9,366	(240)
FTSE 100 Index	June 2017	79	7,187	(20)
S&P ASX 200 Index	June 2017	28	3,123	31
				21

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, Dow Jones EURO STOXX 50 Index, and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Global Equity Fund

At March 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services LLC	6/21/17	EUR	13,279	USD	14,218	5
Credit Suisse International	6/13/17	JPY	1,117,218	USD	9,848	216
The Toronto-Dominion Bank	6/21/17	GBP	5,857	USD	7,133	220
Barclays Bank plc	6/20/17	AUD	4,455	USD	3,366	33
Bank of America, N.A.	6/21/17	EUR	585	USD	629	(2)
BNP Paribas	6/21/17	GBP	316	USD	385	12
BNP Paribas	6/13/17	JPY	39,269	USD	346	8
JPMorgan Chase Bank, N.A.	6/21/17	USD	1,279	EUR	1,178	17
JPMorgan Chase Bank, N.A.	6/13/17	USD	833	JPY	92,880	(4)
JPMorgan Chase Bank, N.A.	6/21/17	USD	551	GBP	441	(2)
JPMorgan Chase Bank, N.A.	6/20/17	USD	333	AUD	432	3
						506
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2016, the fund had available capital losses totaling $316,665,000 to offset future net capital gains. Of this amount, $293,404,000 is subject to expiration on September 30, 2018. Capital losses of $23,261,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Global Equity Fund

At March 31, 2017, the cost of investment securities for tax purposes was $4,051,254,000. Net unrealized appreciation of investment securities for tax purposes was $787,096,000, consisting of unrealized gains of $972,764,000 on securities that had risen in value since their purchase and $185,668,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2017, the fund purchased $1,058,017,000 of investment securities and sold $1,096,271,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	11,254	19,970
Issued in Lieu of Cash Distributions	2,477	2,933
Redeemed	(13,956)	(24,908)
Net Increase (Decrease) in Shares Outstanding	(225)	(2,005)

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,075.08	$2.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.59	2.37

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.47%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory arrangements with Acadian Asset Management LLC (Acadian), Baillie Gifford Overseas Ltd. (Baillie Gifford), and Marathon Asset Management LLP (Marathon-London). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Acadian. Founded in 1986, Acadian is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. Acadian employs a quantitative investment process that builds portfolios through both bottom-up and top-down analysis using proprietary valuation models measuring over 80 stock factors and focusing on those that have proven most effective in predicting returns. The result is a rating of over 30,000 global securities in the Acadian database in terms of each stock’s expected return relative to its country- and sector-level group. A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the benchmark index, desired level of risk, and transaction cost estimates. Acadian has managed a portion of the fund since 2004.

Baillie Gifford. Baillie Gifford is a unit of Baillie Gifford & Co., which was founded in 1908 and is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford’s investment approach is based on long-term investments in well-researched and well-managed businesses that enjoy sustainable competitive advantages in their marketplaces. The team invests in four categories of growth stocks: (1) growth stalwarts, or companies with durable franchises; (2) rapid growth, or early stage companies with innovative products or services and a large opportunity for future growth; (3) cyclical growth, or companies highly subject to capital cycles that have strong structural growth prospects and management teams with high capital allocation ability; and (4) latent growth, or companies that are temporarily out of favor but have the ability to accelerate earnings growth over time. Baillie Gifford has managed a portion of the fund since 2008.

Marathon-London. Founded in 1986, Marathon-London employs an investment approach based on the idea that the prospect of high returns will attract excessive capital over the long-term capital cycle of industries. The assessments of how management responds to the forces of the capital cycle through their capital allocation strategy, coupled with how they are incentivized, are both critical to the investment outcome. Guided by this philosophy, Marathon-London follows a multi-counselor, regional approach whereby individual portfolio managers perform sector analysis and company analysis to construct portfolios. Marathon-London has advised the fund since its inception in 1995.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1292 052017

0448435, v0.49

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)

Common Stocks (96.3%)[1]
Australia (1.3%)
Brambles Ltd.	1,452,541	10,373
Aristocrat Leisure Ltd.	679,422	9,326
BlueScope Steel Ltd.	913,830	8,567
Qantas Airways Ltd.	2,503,330	7,439
South32 Ltd.	1,721,403	3,629
Cochlear Ltd.	25,523	2,637
Coca-Cola Amatil Ltd.	310,712	2,569
Alumina Ltd.	1,329,948	1,820
Newcrest Mining Ltd.	100,650	1,716
Cleanaway Waste Management Ltd.	1,724,377	1,580
Orica Ltd.	117,075	1,574
ALS Ltd.	272,065	1,276
Fairfax Media Ltd.	1,601,893	1,254
Iluka Resources Ltd.	165,713	965
BHP Billiton Ltd.	51,403	935
* Metcash Ltd.	492,662	929
Asaleo Care Ltd.	624,888	840
carsales. com Ltd.	84,246	718
GUD Holdings Ltd.	72,599	657
DuluxGroup Ltd.	118,177	589
Amcor Ltd.	49,459	569
Sigma Pharmaceuticals Ltd.	555,893	548
Spotless Group Holdings Ltd.	621,817	515
Fortescue Metals Group Ltd.	69,255	330
* Santos Ltd.	101,341	294
Orora Ltd.	107,206	242
Caltex Australia Ltd.	9,051	204
Cover-More Group Ltd.	125,107	186
DWS Ltd.	20,643	25
Cedar Woods Properties Ltd.	5,798	25
RXP Services Ltd.	34,325	21
		62,352
Austria (0.1%)
Wienerberger AG	60,895	1,290
Oesterreichische Post AG	18,982	756
ANDRITZ AG	12,145	608
CA Immobilien Anlagen AG	14,712	323
		2,977
Belgium (0.1%)
Anheuser-Busch InBev SA/NV	30,051	3,293
Bekaert SA	25,015	1,221
* Orange Belgium SA	11,618	248
D'ieteren SA/NV	419	20
		4,782
Brazil (0.7%)
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	1,685,600	10,386
Alpargatas SA Preference Shares	823,382	3,235
EDP - Energias do Brasil SA	673,400	3,001
Natura Cosmeticos SA	301,526	2,794
MRV Engenharia e Participacoes SA	481,200	2,207
Porto Seguro SA	207,411	1,882
Itausa - Investimentos Itau SA Preference Shares	595,313	1,806
TOTVS SA	173,500	1,538
BTG Pactual Group	214,302	1,321
Cia de Saneamento Basico do Estado de Sao Paulo	111,200	1,158
Qualicorp SA	170,800	1,127
TIM Participacoes SA	328,835	1,061
Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	39,490	758
Embraer SA	135,297	752
* B2W Cia Digital	139,581	551
Banco Bradesco SA Preference Shares	50,916	527

1

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
* LPS Brasil Consultoria de Imoveis SA	305,800	440
Grendene SA	49,400	358
* Magnesita Refratarios SA	19,100	154
Banco ABC Brasil SA Preference Shares	15,400	92
* Centrais Eletricas Brasileiras SA Preference Shares	5,100	36
* B2W Cia Digital Rights to Expire 4/27/2017	44,833	21
		35,205
Canada (3.4%)
Bank of Montreal	330,500	24,686
^ Canadian Imperial Bank of Commerce	270,500	23,325
^ Royal Bank of Canada	197,100	14,360
Fairfax Financial Holdings Ltd. (U.S. Shares)	27,770	12,672
^ Fairfax Financial Holdings Ltd.	26,858	12,223
Ritchie Bros Auctioneers Inc. (New York Shares)	319,315	10,506
Rogers Communications Inc. Class B	182,614	8,074
Canadian Natural Resources Ltd.	228,311	7,475
Brookfield Asset Management Inc. Class A	154,868	5,642
^ Capital Power Corp.	266,800	5,228
Industrial Alliance Insurance & Financial Services Inc.	107,700	4,667
Loblaw Cos. Ltd.	75,173	4,079
* CGI Group Inc. Class A	62,800	3,009
TFI International Inc.	95,742	2,235
H&R REIT	121,900	2,115
^ Quebecor Inc. Class B	64,900	2,001
^ PrairieSky Royalty Ltd.	92,471	1,951
Maple Leaf Foods Inc.	70,300	1,706
Ritchie Bros Auctioneers Inc.	49,404	1,626
Constellation Software Inc.	3,000	1,474
West Fraser Timber Co. Ltd.	27,600	1,154
^ Just Energy Group Inc.	171,000	1,074
* BRP Inc.	43,334	1,020
* Canfor Corp.	74,500	1,016
^ Bonavista Energy Corp.	375,020	976
* Great Canadian Gaming Corp.	42,700	791
^ Superior Plus Corp.	63,500	616
Mullen Group Ltd.	41,500	527
Russel Metals Inc.	24,000	470
* Capstone Mining Corp.	412,186	403
Pure Industrial Real Estate Trust	77,800	356
ZCL Composites Inc.	32,900	340
Medical Facilities Corp.	18,934	262
North American Energy Partners Inc.	51,369	254
Dorel Industries Inc. Class B	10,000	239
Aimia Inc.	34,900	236
Wajax Corp.	13,400	231
Morguard North American Residential REIT	19,500	217
Colliers International Group Inc.	4,308	204
* Taseko Mines Ltd.	147,864	195
Granite REIT	4,453	156
* ATS Automation Tooling Systems Inc.	12,700	130
AGF Management Ltd. Class B	25,474	118
High Arctic Energy Services Inc.	23,300	87
Morguard Corp.	600	83
E-L Financial Corp. Ltd.	100	62
* Halogen Software Inc.	6,223	58
* Transat AT Inc. Class B	13,200	52
Rocky Mountain Dealerships Inc.	6,700	51
Agellan Commercial REIT	5,100	44
Evertz Technologies Ltd.	2,800	34
High Liner Foods Inc.	2,300	31
		160,541
Chile (0.2%)
Enel Americas SA ADR	518,356	5,386
Quinenco SA	1,012,909	2,660

2

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
Cia Cervecerias Unidas SA	160,962	2,029
* Cia Sud Americana de Vapores SA	11,229,484	410
Enaex SA	5,437	58
		10,543
China (2.1%)
* Alibaba Group Holding Ltd. ADR	264,258	28,495
* Baidu Inc. ADR	113,695	19,615
* Ctrip.com International Ltd. ADR	349,608	17,183
Kingboard Chemical Holdings Ltd.	1,598,500	5,906
Tsingtao Brewery Co. Ltd.	1,202,000	5,540
* China Biologic Products Inc.	52,184	5,225
China Shenhua Energy Co. Ltd.	1,167,000	2,715
Want Want China Holdings Ltd.	3,678,557	2,548
Tingyi Cayman Islands Holding Corp.	1,533,608	1,926
* China Resources Beer Holdings Co. Ltd.	796,658	1,814
China Mengniu Dairy Co. Ltd.	717,000	1,487
* Li Ning Co. Ltd.	2,492,833	1,464
Zhongsheng Group Holdings Ltd.	918,000	1,366
China Resources Cement Holdings Ltd.	2,136,000	1,197
TravelSky Technology Ltd.	326,000	770
Ajisen China Holdings Ltd.	1,615,000	622
K Wah International Holdings Ltd.	884,000	587
Shenzhou International Group Holdings Ltd.	72,456	457
* China Overseas Grand Oceans Group Ltd.	722,000	381
Hisense Kelon Electrical Holdings Co. Ltd. Class A	247,000	363
Sinotruk Hong Kong Ltd.	462,500	347
Xingda International Holdings Ltd.	761,000	333
China Merchants Port Holdings Co. Ltd.	96,000	281
Kingboard Laminates Holdings Ltd.	135,000	175
China Communications Services Corp. Ltd.	238,000	156
Chaowei Power Holdings Ltd.	224,000	150
China Yuchai International Ltd.	8,007	148
* Yum China Holdings Inc.	4,496	122
* Daphne International Holdings Ltd.	962,000	94
Road King Infrastructure Ltd.	57,000	66
Eagle Nice International Holdings Ltd.	186,000	52
Minmetals Land Ltd.	224,000	29
		101,614
Colombia (0.1%)
Bancolombia SA ADR	42,232	1,684
Almacenes Exito SA	140,056	746
		2,430
Czech Republic (0.0%)
Komercni banka as	13,670	508

Denmark (1.2%)
Novo Nordisk A/S Class B	443,993	15,246
Carlsberg A/S Class B	150,109	13,862
H Lundbeck A/S	117,809	5,468
* Vestas Wind Systems A/S	66,500	5,409
Novozymes A/S	118,195	4,683
Coloplast A/S Class B	55,981	4,372
GN Store Nord A/S	96,783	2,259
* William Demant Holding A/S	94,916	1,984
SimCorp A/S	24,870	1,496
Danske Bank A/S	17,759	606
ISS A/S	12,017	454
* Columbus A/S	17,198	36
		55,875
Finland (0.7%)
* Neste Oyj	457,756	17,900
Sampo Oyj Class A	101,304	4,807
Tikkurila Oyj	236,660	4,798
Nokian Renkaat Oyj	30,439	1,270

3

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

			Market
			Value
		Shares	($000)
	UPM-Kymmene Oyj	43,369	1,018
	Wartsila OYJ Abp	15,674	838
	Metso Oyj	18,340	555
	Tieto Oyj	18,385	501
	Amer Sports Oyj	20,675	468
	Orion Oyj Class A	1,758	91
			32,246
France (1.5%)
	STMicroelectronics NV ADR	640,978	9,910
	Bureau Veritas SA	434,996	9,169
	L'Oreal SA	41,279	7,940
	Legrand SA	131,714	7,929
	Nexity SA	78,768	3,871
	STMicroelectronics NV	219,717	3,381
*	Peugeot SA	157,305	3,161
	BNP Paribas SA	44,837	2,984
	Airbus SE	29,296	2,234
*	Nexans SA	41,429	2,143
	Eurofins Scientific SE	4,271	1,857
	Zodiac Aerospace	66,154	1,654
	AXA SA	59,059	1,526
	Edenred	52,259	1,233
	Atos SE	9,833	1,215
*	ArcelorMittal	136,987	1,146
	Groupe Eurotunnel SE	111,547	1,121
	Thales SA	11,078	1,070
*	Air France-KLM	124,733	944
	Neopost SA	20,140	772
	TOTAL SA	14,868	752
	Sanofi	6,997	632
	JCDecaux SA	14,906	524
	Vicat SA	6,537	464
*	TechnipFMC plc	13,468	440
	Elis SA	20,324	399
	Imerys SA	4,477	380
*,^	Vallourec SA	47,126	312
*	Virbac SA	933	146
	Derichebourg SA	21,538	107
	Arkema SA	971	96
	Savencia SA	962	80
	Teleperformance	541	58
	Manitou BF SA	2,005	52
	Axway Software SA	1,178	40
	Christian Dior SE	145	34
*	Inside Secure SA	4,847	18
			69,794
Germany (2.9%)
	SAP SE	429,798	42,167
*	Deutsche Boerse AG	184,850	16,939
	Deutsche Lufthansa AG	994,672	16,136
*	QIAGEN NV	303,814	8,801
	Infineon Technologies AG	424,863	8,696
	Software AG	144,414	5,705
	Fresenius Medical Care AG & Co. KGaA	51,848	4,372
	OSRAM Licht AG	55,618	3,488
	BASF SE	35,072	3,473
*	Kloeckner & Co. SE	279,321	3,016
	Deutsche Telekom AG	144,208	2,527
	adidas AG	12,912	2,456
	Bayerische Motoren Werke AG	25,712	2,346
	Brenntag AG	37,687	2,112
	Volkswagen AG Preference Shares	13,635	1,988
	HOCHTIEF AG	9,197	1,520
	Bechtle AG	13,674	1,484

	4

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
Axel Springer SE	25,291	1,396
Stabilus SA	18,956	1,222
CTS Eventim AG & Co. KGaA	25,859	1,000
Symrise AG	13,999	931
TUI AG-DI	39,262	543
Hannover Rueck SE	4,570	527
Fielmann AG	6,583	508
GEA Group AG	11,926	507
Gerresheimer AG	5,919	469
Draegerwerk AG & Co. KGaA Preference Shares	4,111	422
* Heidelberger Druckmaschinen AG	158,538	395
Jenoptik AG	10,957	272
Salzgitter AG	6,832	247
Borussia Dortmund GmbH & Co. KGaA	34,855	212
* Siltronic AG	2,624	175
VERBIO Vereinigte BioEnergie AG	10,208	115
Villeroy & Boch AG Preference Shares	3,021	59
Dr Hoenle AG	1,424	50
Suedzucker AG	1,942	49
Muehlbauer Holding AG	760	42
* Suess MicroTec AG	3,475	32
		136,399
Greece (0.1%)
Grivalia Properties REIC AE	177,470	1,553
JUMBO SA	26,152	412
OPAP SA	40,989	381
* Fourlis Holdings SA	68,435	327
* Alpha Bank AE	115,936	207
Motor Oil Hellas Corinth Refineries SA	11,999	205
Aegean Airlines SA	5,655	45
		3,130
Hong Kong (1.5%)
AIA Group Ltd.	4,865,600	30,712
Jardine Matheson Holdings Ltd.	225,600	14,493
Sands China Ltd.	1,676,400	7,771
CK Hutchison Holdings Ltd.	396,300	4,879
* Esprit Holdings Ltd.	3,713,114	3,112
HSBC Holdings plc	351,600	2,872
ASM Pacific Technology Ltd.	208,700	2,839
First Pacific Co. Ltd.	1,889,250	1,373
Television Broadcasts Ltd.	284,600	1,150
Hongkong & Shanghai Hotels Ltd.	708,200	831
Dairy Farm International Holdings Ltd.	64,000	581
Goodbaby International Holdings Ltd.	979,000	475
Stella International Holdings Ltd.	239,173	395
* Global Brands Group Holding Ltd.	2,892,000	309
SmarTone Telecommunications Holdings Ltd.	217,194	280
Emperor Capital Group Ltd.	2,850,000	250
Cheung Kong Property Holdings Ltd.	31,192	211
New World Development Co. Ltd.	82,000	101
Texwinca Holdings Ltd.	144,823	98
Orient Overseas International Ltd.	18,000	96
ITC Properties Group Ltd.	136,640	56
* Transport International Holdings Ltd.	16,800	51
* ITC Corp. Ltd.	298,000	21
Oriental Watch Holdings	84,000	19
* I-CABLE Communications Ltd.	218,000	17
		72,992
Hungary (0.0%)
MOL Hungarian Oil & Gas plc	6,014	412

India (1.5%)
ICICI Bank Ltd.	4,521,094	19,312
Housing Development Finance Corp. Ltd.	668,115	15,457

5

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
MRF Ltd.	7,115	6,679
Bharat Petroleum Corp. Ltd.	550,395	5,509
Indian Oil Corp. Ltd.	747,101	4,454
Hindustan Petroleum Corp. Ltd.	403,510	3,267
Oil & Natural Gas Corp. Ltd.	1,127,612	3,213
Petronet LNG Ltd.	387,092	2,404
CESC Ltd.	150,973	1,956
Wipro Ltd.	141,834	1,124
Oil India Ltd.	200,890	1,033
Bharti Airtel Ltd.	171,334	923
Axis Bank Ltd.	116,734	883
Karnataka Bank Ltd.	342,859	743
* Thirumalai Chemicals Ltd.	54,068	735
* JK Paper Ltd.	485,533	707
Indraprastha Gas Ltd.	38,453	601
Chennai Petroleum Corp. Ltd.	97,219	544
* JK Tyre & Industries Ltd.	240,647	489
Bodal Chemicals Ltd.	185,852	459
* Mangalore Refinery & Petrochemicals Ltd.	255,195	419
Rain Industries Ltd.	233,338	394
Phillips Carbon Black Ltd.	52,577	267
MOIL Ltd.	52,628	254
* West Coast Paper Mills Ltd.	92,356	249
* National Fertilizers Ltd.	179,217	212
Jindal Saw Ltd.	155,930	200
* Vijaya Bank	176,412	187
Vivimed Labs Ltd.	104,700	173
* Tamil Nadu Newsprint & Papers Ltd.	35,219	171
EID Parry India Ltd.	37,842	165
* Jindal Stainless Hisar Ltd.	75,075	164
* TVS Srichakra Ltd.	2,345	126
Great Eastern Shipping Co. Ltd.	16,740	108
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	15,857	70
South Indian Bank Ltd.	18,484	6
		73,657
Indonesia (0.2%)
Telekomunikasi Indonesia Persero Tbk PT	16,281,300	5,061
United Tractors Tbk PT	699,600	1,393
Media Nusantara Citra Tbk PT	8,346,650	1,158
* Harum Energy Tbk PT	3,829,300	701
Indo Tambangraya Megah Tbk PT	331,000	502
Adaro Energy Tbk PT	3,564,800	468
Bank Tabungan Negara Persero Tbk PT	1,548,200	264
Elnusa Tbk PT	7,669,800	223
* Bank CIMB Niaga Tbk PT	1,908,400	149
* KMI Wire & Cable Tbk PT	1,103,000	60
Erajaya Swasembada Tbk PT	957,700	44
* Agung Podomoro Land Tbk PT	1,654,800	27
		10,050
Ireland (1.5%)
CRH plc	942,597	33,198
* Ryanair Holdings plc ADR	259,201	21,509
* Bank of Ireland	47,262,403	11,823
Paddy Power Betfair plc (London Shares)	17,511	1,888
Paddy Power Betfair plc	12,656	1,361
Irish Continental Group plc	158,768	839
* Irish Bank Resolution Corp. Ltd.	122,273	—
		70,618
Israel (0.1%)
* Bank Leumi Le-Israel BM	596,724	2,634
Bank Hapoalim BM	396,773	2,418
* Cellcom Israel Ltd. (Registered)	27,697	287
El Al Israel Airlines	361,418	266

6

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

			Market
			Value
		Shares	($000)
*	Check Point Software Technologies Ltd.	2,199	226
*	Syneron Medical Ltd.	6,919	73
*	Union Bank of Israel	11,446	49
*	Taptica international Ltd.	10,144	37
*	Knafaim Holdings Ltd.	4,206	35
*	Hagag Group Real Estate Development	5,071	16
			6,041
Italy (0.6%)
*	Fiat Chrysler Automobiles NV	929,983	10,160
	Ferrari NV	69,392	5,172
	CNH Industrial NV	323,091	3,110
	Luxottica Group SPA ADR	49,253	2,711
*	UniCredit SPA	153,435	2,365
^	Piaggio & C SPA	1,025,485	2,041
*	Saipem SPA	3,819,960	1,735
	Luxottica Group SPA	16,703	922
	Davide Campari-Milano SPA	53,329	619
	Intesa Sanpaolo SPA (Registered)	219,899	598
	Autogrill SPA	42,331	420
*	EXOR NV	6,726	348
	Saras SPA	104,270	199
*,2	Technogym SPA	17,218	115
	Societa Cattolica di Assicurazioni SCRL	9,828	79
	Biesse SPA	1,667	45
			30,639
Japan (8.2%)
	MS&AD Insurance Group Holdings Inc.	1,126,800	35,991
	Daito Trust Construction Co. Ltd.	138,500	19,043
	SMC Corp.	48,300	14,319
	Kao Corp.	247,100	13,570
	Olympus Corp.	308,300	11,899
	Secom Co. Ltd.	154,200	11,080
	CyberAgent Inc.	372,800	11,054
	Fujitsu Ltd.	1,584,000	9,723
	Nippon Telegraph & Telephone Corp.	227,300	9,718
	Rohm Co. Ltd.	145,200	9,667
	Kansai Paint Co. Ltd.	388,900	8,300
	West Japan Railway Co.	115,800	7,552
	FUJIFILM Holdings Corp.	189,700	7,436
	Japan Exchange Group Inc.	518,000	7,389
	Kirin Holdings Co. Ltd.	386,900	7,319
	Dai-ichi Life Holdings Inc.	404,700	7,244
	Sompo Holdings Inc.	195,100	7,168
*,^	LINE Corp.	178,000	6,861
	Seven & i Holdings Co. Ltd.	153,400	6,026
	Hitachi Ltd.	1,109,000	6,022
	Tokio Marine Holdings Inc.	138,600	5,858
	Sumitomo Mitsui Financial Group Inc.	144,600	5,263
	East Japan Railway Co.	59,900	5,231
	NTT Data Corp.	101,200	4,806
	Bandai Namco Holdings Inc.	155,250	4,654
	Konami Holdings Corp.	104,900	4,456
	Resona Holdings Inc.	804,000	4,322
	Toyota Motor Corp.	78,900	4,282
	Obayashi Corp.	456,000	4,276
	USS Co. Ltd.	244,000	4,087
*	Tokyo Electric Power Co. Holdings Inc.	1,032,200	4,046
	Mizuho Financial Group Inc.	2,081,200	3,820
	LIXIL Group Corp.	148,900	3,784
	SoftBank Group Corp.	51,700	3,666
	Nomura Holdings Inc.	559,300	3,462
	Nihon Unisys Ltd.	239,300	3,274
	Fuji Media Holdings Inc.	219,000	3,035
	Tohoku Electric Power Co. Inc.	221,000	3,002

	7

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
Alfresa Holdings Corp.	170,000	2,955
Mitsubishi Heavy Industries Ltd.	718,000	2,889
Kyocera Corp.	48,700	2,721
Kose Corp.	29,600	2,690
Mitsubishi Estate Co. Ltd.	145,000	2,643
Japan Post Holdings Co. Ltd.	209,700	2,637
Sumitomo Mitsui Trust Holdings Inc.	74,700	2,588
Mixi Inc.	52,800	2,554
NEC Corp.	1,000,000	2,414
Yamato Holdings Co. Ltd.	114,800	2,406
Otsuka Holdings Co. Ltd.	53,000	2,399
Nippon Television Holdings Inc.	132,970	2,300
Nikon Corp.	156,700	2,277
Isetan Mitsukoshi Holdings Ltd.	196,400	2,159
Sumitomo Dainippon Pharma Co. Ltd.	126,000	2,085
JFE Holdings Inc.	118,900	2,045
Toyo Seikan Group Holdings Ltd.	123,800	2,014
Yamada Denki Co. Ltd.	401,000	2,005
Shimizu Corp.	218,000	1,958
Shiseido Co. Ltd.	65,000	1,711
NTT Urban Development Corp.	195,700	1,707
Toyo Suisan Kaisha Ltd.	42,600	1,589
Sumitomo Electric Industries Ltd.	93,800	1,559
Mitsubishi Corp.	69,600	1,508
Mitsubishi Logistics Corp.	108,000	1,491
Sumitomo Chemical Co. Ltd.	265,000	1,484
Tokyo Electron Ltd.	13,100	1,434
Azbil Corp.	38,400	1,293
Sohgo Security Services Co. Ltd.	33,900	1,270
Gree Inc.	199,500	1,260
^ EDION Corp.	124,100	1,144
Toray Industries Inc.	127,000	1,130
Onward Holdings Co. Ltd.	151,000	1,037
Mitsubishi UFJ Financial Group Inc.	159,800	1,007
Nippon Suisan Kaisha Ltd.	199,800	998
NH Foods Ltd.	36,000	967
Nissan Motor Co. Ltd.	84,200	812
TIS Inc.	31,300	800
Fuji Heavy Industries Ltd.	21,800	800
Nissan Chemical Industries Ltd.	25,600	747
Japan Tobacco Inc.	22,600	736
Omron Corp.	16,600	729
Temp Holdings Co. Ltd.	37,500	703
Tokyo Gas Co. Ltd.	147,000	671
Kubota Corp.	44,300	668
ITOCHU Corp.	43,400	618
Suntory Beverage & Food Ltd.	14,500	613
Sekisui Chemical Co. Ltd.	35,900	605
Maeda Corp.	67,000	594
Casio Computer Co. Ltd.	42,600	594
Daifuku Co. Ltd.	23,700	593
SCSK Corp.	14,800	588
AEON Financial Service Co. Ltd.	30,400	574
Ryohin Keikaku Co. Ltd.	2,600	572
Sawai Pharmaceutical Co. Ltd.	10,400	565
Saizeriya Co. Ltd.	20,700	520
Obic Co. Ltd.	10,800	516
Daiwa House Industry Co. Ltd.	17,600	506
Marui Group Co. Ltd.	36,700	500
NET One Systems Co. Ltd.	61,500	499
Round One Corp.	62,400	496
Japan Airlines Co. Ltd.	15,500	492
Matsumotokiyoshi Holdings Co. Ltd.	10,100	481
Hitachi Capital Corp.	19,800	480

8

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
^ Coca-Cola West Co. Ltd.	14,200	459
TDK Corp.	7,200	457
Furukawa Electric Co. Ltd.	11,600	417
Bridgestone Corp.	9,900	402
Justsystems Corp.	32,000	397
YA-MAN Ltd.	8,100	389
Fukuoka Financial Group Inc.	88,000	382
Sumitomo Bakelite Co. Ltd.	61,000	369
Hanwa Co. Ltd.	50,000	356
Kanematsu Corp.	186,000	335
Morinaga Milk Industry Co. Ltd.	44,000	328
TechnoPro Holdings Inc.	8,400	325
Avex Group Holdings Inc.	22,100	320
KDDI Corp.	11,800	310
Square Enix Holdings Co. Ltd.	10,700	304
SHO-BOND Holdings Co. Ltd.	6,700	295
St. Marc Holdings Co. Ltd.	9,600	283
JVC Kenwood Corp.	100,700	263
Komeri Co. Ltd.	10,600	262
Senko Co. Ltd.	39,700	256
Furyu Corp.	18,400	237
OSG Corp.	11,500	235
Noritz Corp.	11,500	219
Toho Holdings Co. Ltd.	10,100	212
* Pioneer Corp.	100,800	200
Nomura Co. Ltd.	11,100	196
PAPYLESS Co. Ltd.	6,400	195
Toyota Industries Corp.	3,700	184
Mitsubishi Shokuhin Co. Ltd.	5,700	177
Studio Alice Co. Ltd.	8,400	173
Nippon Signal Company Ltd.	17,900	161
Seed Co. Ltd.	7,700	159
Nojima Corp.	12,400	158
Tadano Ltd.	13,400	157
Tokyo Theatres Co. Inc.	102,000	134
Shinko Electric Industries Co. Ltd.	19,900	134
Starzen Co. Ltd.	3,300	133
Aeon Delight Co. Ltd.	4,000	126
Daito Pharmaceutical Co. Ltd.	5,800	117
Itfor Inc.	20,400	113
Information Development Co.	10,100	107
Gunze Ltd.	26,000	106
Nippon Flour Mills Co. Ltd.	7,000	104
Duskin Co. Ltd.	4,700	103
Oyo Corp.	8,200	102
* Tomoe Engineering Co. Ltd.	6,000	98
* Soliton Systems KK	12,800	96
Shinmaywa Industries Ltd.	10,000	96
Atsugi Co. Ltd.	81,000	95
Okasan Securities Group Inc.	14,000	85
Furuno Electric Co. Ltd.	13,200	85
Albis Co. Ltd.	2,700	84
Miroku Jyoho Service Co. Ltd.	5,000	83
Feed One Co. Ltd.	44,800	80
Kohnan Shoji Co. Ltd.	4,200	80
Ushio Inc.	6,000	76
Eco's Co. Ltd.	7,100	75
PIA Corp.	2,800	74
Menicon Co. Ltd.	2,400	74
Ehime Bank Ltd.	6,000	73
MORESCO Corp.	4,700	72
Towa Pharmaceutical Co. Ltd.	1,400	71
Mochida Pharmaceutical Co. Ltd.	900	67
Sansei Technologies Inc.	7,100	67

9

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
Daikyo Inc.	33,000	66
Ichinen Holdings Co. Ltd.	5,400	56
Marvelous Inc.	7,100	56
ZERIA Pharmaceutical Co. Ltd.	3,600	55
Kondotec Inc.	6,400	54
Nippon Chemiphar Co. Ltd.	1,100	52
Sanyo Chemical Industries Ltd.	1,200	50
Asante Inc.	3,400	50
ASKA Pharmaceutical Co. Ltd.	3,300	48
Kyoritsu Printing Co. Ltd.	15,900	48
AGS Corp.	2,900	48
Nihon Eslead Corp.	3,300	45
ASAHI YUKIZAI Corp.	21,000	44
Sawada Holdings Co. Ltd.	4,800	44
Ichiken Co. Ltd.	11,000	43
Showa Sangyo Co. Ltd.	8,000	42
St-Care Holding Corp.	2,700	41
Aida Engineering Ltd.	4,500	40
Japan Pulp & Paper Co. Ltd.	12,000	40
Sun-Wa Technos Corp.	3,900	39
NS United Kaiun Kaisha Ltd.	18,000	39
Nakano Corp.	6,300	36
Nikko Co. Ltd.	2,000	36
Nippon Care Supply Co. Ltd.	2,600	34
Tigers Polymer Corp.	5,100	33
Maruzen Showa Unyu Co. Ltd.	8,000	32
Kohsoku Corp.	3,100	31
NJS Co. Ltd.	2,500	30
YAMABIKO Corp.	2,500	29
Shibaura Mechatronics Corp.	11,000	29
Takisawa Machine Tool Co. Ltd.	18,000	29
Shibusawa Warehouse Co. Ltd.	9,000	29
Tachibana Eletech Co. Ltd.	2,100	26
Yaizu Suisankagaku Industry Co. Ltd.	2,200	25
Japan Transcity Corp.	3,000	13
		391,899
Malaysia (0.5%)
Tenaga Nasional Bhd.	6,638,000	20,571
Public Bank Bhd. (Local)	559,300	2,514
Petronas Dagangan Bhd.	55,800	302
Malaysian Pacific Industries Bhd.	73,000	190
Ann Joo Resources Bhd.	353,300	186
Top Glove Corp. Bhd.	153,900	171
HeveaBoard Bhd.	510,000	163
Hong Leong Bank Bhd.	51,000	159
* AirAsia X Bhd.	1,130,800	102
Padini Holdings Bhd.	115,700	78
Lingkaran Trans Kota Holdings Bhd.	49,000	67
IOI Properties Group Bhd.	124,000	58
* Lion Industries Corp. Bhd.	330,200	53
Oldtown Bhd.	73,800	45
Benalec Holdings Bhd.	306,800	38
* Favelle Favco Bhd.	56,200	35
Batu Kawan Bhd.	7,300	32
Uchi Technologies Bhd.	73,400	30
		24,794
Mexico (0.1%)
Mexichem SAB de CV	653,355	1,781
* Grupo Simec SAB de CV Class B	229,604	996
Industrias Bachoco SAB de CV Class B	195,838	889
America Movil SAB de CV ADR	48,619	689
* Industrias CH SAB de CV Class B	87,562	519
Grupo Elektra SAB DE CV	15,454	366
Corp Inmobiliaria Vesta SAB de CV	103,983	144

	10

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

Market
Value
Shares	($000)
Rassini SAB de CV	32,481	144
OHL Mexico SAB de CV	57,231	81
*	Grupo Cementos de Chihuahua SAB de CV	12,180	55
Consorcio ARA SAB de CV	103,229	32
5,696
Netherlands (0.7%)
Unilever NV	420,901	20,897
Heineken NV	39,416	3,354
Akzo Nobel NV	31,634	2,619
*	Koninklijke Ahold Delhaize NV	87,031	1,860
Koninklijke Philips NV	56,226	1,806
Koninklijke KPN NV	574,747	1,728
Boskalis Westminster	37,313	1,286
ASML Holding NV	6,210	824
Randstad Holding NV	8,676	500
*	ASR Nederland NV	13,546	386
35,260
New Zealand (0.0%)
Spark New Zealand Ltd.	356,303	874
PGG Wrightson Ltd.	51,996	19
893
Norway (0.4%)
Schibsted ASA Class A	298,323	7,680
Schibsted ASA Class B	298,323	6,835
Statoil ASA	63,034	1,084
DNB ASA	52,748	838
Grieg Seafood ASA	22,144	166
Aker ASA	2,298	89
Atea ASA	6,653	78
SpareBank 1 Nord Norge	11,240	72
16,842
Other (0.3%)
3	Vanguard FTSE Emerging Markets ETF	317,218	12,600

Peru (0.0%)
Cia de Minas Buenaventura SAA ADR	82,040	988

Philippines (0.0%)
Energy Development Corp.	9,403,900	1,128
Lopez Holdings Corp.	3,106,249	477
San Miguel Corp.	104,640	217
1,822
Poland (0.1%)
*	Grupa Lotos SA	219,952	3,033
Polski Koncern Naftowy ORLEN SA	73,601	1,856
Polskie Gornictwo Naftowe i Gazownictwo SA	347,186	518
Bank Pekao SA	6,780	226
*	Stalprodukt SA	1,161	175
*	Impexmetal SA	51,625	56
5,864
Qatar (0.0%)
Ooredoo QSC	27,036	718
Qatar National Bank QPSC	9,750	391
Qatar Fuel QSC	8,491	317
1,426
Russia (0.3%)
Sberbank of Russia PJSC ADR	1,060,915	12,262
Lukoil PJSC ADR	22,394	1,187
Tatneft PJSC ADR	22,395	825
O'Key Group SA GDR	186,363	384
14,658

11

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
Singapore (0.3%)
DBS Group Holdings Ltd.	734,100	10,169
Great Eastern Holdings Ltd.	143,000	2,182
Venture Corp. Ltd.	149,100	1,223
United Overseas Bank Ltd.	39,200	619
GL Ltd.	766,700	425
Haw Par Corp. Ltd.	40,600	291
United Industrial Corp. Ltd.	108,200	239
* Cogent Holdings Ltd.	228,500	127
* Best World International Ltd.	57,100	103
Yanlord Land Group Ltd.	47,000	61
* CITIC Envirotech Ltd.	62,700	37
* Japfa Ltd.	53,400	31
		15,507
South Africa (1.8%)
Naspers Ltd.	282,364	48,655
Sappi Ltd.	1,251,784	8,480
MTN Group Ltd.	531,870	4,834
Standard Bank Group Ltd.	433,375	4,647
Exxaro Resources Ltd.	470,202	4,130
FirstRand Ltd.	899,808	3,113
Sanlam Ltd.	312,391	1,568
Telkom SA SOC Ltd.	237,748	1,330
JSE Ltd.	104,416	1,003
Old Mutual plc	388,262	975
Harmony Gold Mining Co. Ltd. ADR	353,486	866
Investec Ltd.	93,670	638
Gold Fields Ltd. ADR	175,775	621
Wilson Bayly Holmes-Ovcon Ltd.	45,032	542
* Grindrod Ltd.	439,255	468
Barloworld Ltd.	51,706	459
* Anglo American Platinum Ltd.	16,561	377
MMI Holdings Ltd.	212,996	362
Reunert Ltd.	63,131	339
* Super Group Ltd.	86,136	228
Merafe Resources Ltd.	1,538,151	191
Blue Label Telecoms Ltd.	102,955	137
* African Phoenix Investments Ltd.	2,597,627	112
Cashbuild Ltd.	2,137	60
* Itausa - Investimentos Itau SA	9,754	30
Omnia Holdings Ltd.	1,847	22
Hudaco Industries Ltd.	2,008	22
Invicta Holdings Ltd.	4,664	20
African Oxygen Ltd.	11,498	17
Tsogo Sun Holdings Ltd.	1,228	3
		84,249
South Korea (3.1%)
Samsung Electronics Co. Ltd.	30,100	55,396
Samsung Electronics Co. Ltd. GDR	32,887	30,199
SK Hynix Inc.	506,300	22,868
LG Display Co. Ltd.	271,319	7,347
LG Electronics Inc.	79,385	4,823
Shinhan Financial Group Co. Ltd.	96,711	4,030
KT Corp.	105,863	3,022
Hana Financial Group Inc.	80,051	2,642
Hyundai Motor Co.	17,243	2,430
Hanwha Chemical Corp.	88,894	2,100
POSCO	6,579	1,709
LG Corp.	25,018	1,571
Lotte Shopping Co. Ltd.	7,766	1,511
SK Innovation Co. Ltd.	7,241	1,079
Hyundai Elevator Co. Ltd.	15,509	876
Dongkuk Steel Mill Co. Ltd.	47,813	548
S-1 Corp.	5,659	454

	12

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
Poongsan Corp.	12,087	423
Hite Jinro Co. Ltd.	22,969	418
GS Home Shopping Inc.	1,823	375
LG Uplus Corp.	27,790	356
Kia Motors Corp.	9,888	328
CJ O Shopping Co. Ltd.	1,713	321
Korea Circuit Co. Ltd.	19,147	235
Visang Education Inc.	18,447	232
Jahwa Electronics Co. Ltd.	13,375	209
Samsung Fire & Marine Insurance Co. Ltd.	766	184
Mirae Asset Life Insurance Co. Ltd.	23,475	124
Unid Co. Ltd.	2,961	118
KISCO Corp.	2,983	105
Seohan Co. Ltd.	34,322	85
Hansol Paper Co. Ltd.	4,234	72
ESTec Corp.	5,334	70
* Ssangyong Motor Co.	8,930	63
* YeaRimDang Publishing Co. Ltd.	10,877	62
SeAH Steel Corp.	693	59
Posco M-Tech Co. Ltd.	19,615	47
POSCO Coated & Color Steel Co. Ltd.	1,349	34
EVERDIGM Corp.	3,053	28
		146,553
Spain (0.4%)
* ACS Actividades de Construccion y Servicios SA	252,610	8,587
Distribuidora Internacional de Alimentacion SA	1,414,167	8,174
Viscofan SA	26,524	1,370
* Acerinox SA	91,014	1,272
Mediaset Espana Comunicacion SA	81,863	1,054
Banco Santander SA	45,428	278
Cia de Distribucion Integral Logista Holdings SA	10,647	247
* Grupo Empresarial San Jose SA	20,818	83
		21,065
Sweden (1.2%)
^ Svenska Handelsbanken AB Class A	1,729,340	23,699
Atlas Copco AB Class B	608,315	19,324
Assa Abloy AB Class B	223,805	4,601
Sandvik AB	140,329	2,096
Nordea Bank AB	98,613	1,125
Millicom International Cellular SA	17,060	951
^ Telefonaktiebolaget LM Ericsson Class B	141,401	944
Modern Times Group MTG AB Class B	27,692	926
* Bonava AB	48,535	709
Swedish Match AB	19,530	635
^ Saab AB Class B	14,549	614
Oriflame Holding AG	14,629	585
* Sectra AB Class B	1,479	26
		56,235
Switzerland (2.4%)
Cie Financiere Richemont SA	327,029	25,856
Nestle SA	333,379	25,587
Schindler Holding AG	103,396	20,000
Novartis AG	142,486	10,581
Geberit AG	17,881	7,705
OC Oerlikon Corp. AG	605,523	6,466
Roche Holding AG	18,182	4,650
Logitech International SA	119,415	3,795
Adecco Group AG	37,430	2,658
UBS Group AG	138,697	2,217
Cie Financiere Richemont SA (Johannesburg Shares)	140,524	1,109
Sonova Holding AG	7,869	1,091
Helvetia Holding AG	847	469
Vontobel Holding AG	6,876	394

	13

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
DKSH Holding AG	4,667	361
Valora Holding AG	1,010	349
		113,288
Taiwan (2.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,356,486	44,547
Hon Hai Precision Industry Co. Ltd.	10,367,717	31,094
United Microelectronics Corp.	18,021,000	7,228
* HTC Corp.	2,415,000	6,168
Taiwan Semiconductor Manufacturing Co. Ltd.	783,577	4,913
Teco Electric and Machinery Co. Ltd.	2,464,190	2,505
Tripod Technology Corp.	783,000	2,206
Yungtay Engineering Co. Ltd.	1,224,000	2,122
Formosa Petrochemical Corp.	370,000	1,292
Ruentex Industries Ltd.	724,164	1,165
PChome Online Inc.	142,376	1,159
Delta Electronics Inc.	201,488	1,079
Chroma ATE Inc.	353,000	1,069
Lite-On Technology Corp.	534,978	922
Elite Material Co. Ltd.	224,000	871
General Interface Solution Holding Ltd.	151,000	724
China General Plastics Corp.	726,000	674
Inventec Corp.	847,000	635
* APCB Inc.	597,000	622
* Global Brands Manufacture Ltd.	1,247,000	555
* YFC-Boneagle Electric Co. Ltd.	313,000	531
Gigabyte Technology Co. Ltd.	306,000	423
Wistron Corp.	442,862	406
Alpha Networks Inc.	462,000	359
Acter Co. Ltd.	76,000	326
Taiwan Business Bank	1,098,300	304
Acer Inc.	624,000	296
Gemtek Technology Corp.	285,000	253
Micro-Star International Co. Ltd.	97,000	226
Getac Technology Corp.	156,000	224
Sheng Yu Steel Co. Ltd.	163,000	206
Topco Scientific Co. Ltd.	63,000	205
Career Technology MFG. Co. Ltd.	306,000	200
* Asia Optical Co. Inc.	104,000	178
Hannstar Board Corp.	267,000	160
Global Unichip Corp.	47,000	157
Coretronic Corp.	100,000	147
* Taiwan Union Technology Corp.	83,000	140
Lite-On Semiconductor Corp.	117,000	108
Topoint Technology Co. Ltd.	101,000	90
Chun Yuan Steel	192,000	79
ITEQ Corp.	48,000	71
Raydium Semiconductor Corp.	26,941	61
* Yieh Phui Enterprise Co. Ltd.	122,000	56
Union Bank Of Taiwan	169,000	52
DA CIN Construction Co. Ltd.	74,000	49
Tung Ho Steel Enterprise Corp.	60,000	47
Taiwan Surface Mounting Technology Corp.	41,000	37
* C Sun Manufacturing Ltd.	32,000	23
		116,964
Thailand (0.2%)
Bangkok Bank PCL (Foreign)	419,900	2,273
Star Petroleum Refining PCL	3,939,300	1,502
Banpu PCL	1,604,500	925
Kasikornbank PCL (Foreign)	155,600	856
Thai Oil PCL	334,400	735
Sansiri PCL	5,822,000	346
IRPC PCL	2,207,400	331
* Polyplex Thailand PCL	680,100	317
Thanachart Capital PCL	169,800	238

	14

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

			Market
			Value
		Shares	($000)
*	Esso Thailand PCL	652,300	209
*	Kiatnakin Bank PCL	94,800	192
	Susco PCL	1,560,300	190
*	MCS Steel PCL	325,900	148
*	Padaeng Industry PCL	262,200	144
*	KGI Securities Thailand PCL	680,200	83
*	Sena Development PCL	466,500	53
	Thai Metal Trade PCL	111,800	49
	Pacific Pipe PCL	110,500	19
			8,610
Turkey (0.2%)
	Turkiye Halk Bankasi AS	1,223,311	3,491
	Turkiye Garanti Bankasi AS	956,077	2,331
	Tekfen Holding AS	556,564	1,324
	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,151,295	919
*	Yapi ve Kredi Bankasi AS	793,798	830
	Tupras Turkiye Petrol Rafinerileri AS	31,276	777
*	Vestel Elektronik Sanayi ve Ticaret AS	336,685	644
	Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret AS	143,861	322
	Trakya Cam Sanayii AS	325,627	283
*	Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret AS	89,872	235
*	Anadolu Cam Sanayii AS	117,613	103
*	Izmir Demir Celik Sanayi AS	116,601	97
	Bursa Cimento Fabrikasi AS	24,026	37
			11,393
United Arab Emirates (0.0%)
*	Emirates NBD PJSC	80,703	182

United Kingdom (5.4%)
	Prudential plc	2,536,608	53,582
	Reckitt Benckiser Group plc	202,316	18,470
	WPP plc	687,936	15,079
	Rolls-Royce Holdings plc	1,220,067	11,526
	Hays plc	4,651,230	9,150
	Spectris plc	287,321	8,983
	Intertek Group plc	96,608	4,755
	Compass Group plc	246,137	4,647
	Land Securities Group plc	327,180	4,345
	Rightmove plc	84,591	4,226
	Unilever plc	80,965	3,994
	BP plc	663,924	3,822
	Bunzl plc	128,514	3,735
	BP plc ADR	98,846	3,412
	SSP Group plc	581,080	3,033
	RELX NV	151,579	2,968
	Jupiter Fund Management plc	555,454	2,964
	ITV plc	1,069,797	2,937
	Diageo plc	102,041	2,922
2	Auto Trader Group plc	564,818	2,772
	Provident Financial plc	71,833	2,699
	Victrex plc	112,331	2,677
	3i Group plc	273,767	2,570
	BAE Systems plc	318,973	2,567
	G4S plc	663,775	2,530
2	Merlin Entertainments plc	420,849	2,530
	TUI AG	177,950	2,464
	Barclays plc	872,573	2,463
	Ladbrokes Coral Group plc	1,510,065	2,444
	Lloyds Banking Group plc	2,857,205	2,376
*,2	ConvaTec Group plc	668,216	2,331
	DCC plc	25,934	2,283
	Experian plc	109,457	2,233
	Tate & Lyle plc	227,103	2,176
*	Standard Chartered plc	214,663	2,053

		15

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
* Glencore plc	496,953	1,950
HomeServe plc	263,527	1,860
Carnival plc	31,756	1,820
WH Smith plc	80,900	1,798
Admiral Group plc	70,427	1,755
Royal Dutch Shell plc Class A	64,205	1,690
* NEX Group plc	228,679	1,630
Royal Dutch Shell plc Class B	57,869	1,591
Capita plc	222,634	1,577
* Anglo American plc Ordinary Shares	99,121	1,503
Rio Tinto plc	36,105	1,454
* Serco Group plc	957,155	1,383
Thomas Cook Group plc	1,273,095	1,360
Informa plc	157,577	1,288
Daily Mail & General Trust plc	138,764	1,254
Moneysupermarket.com Group plc	289,698	1,199
BGEO Group plc	28,042	1,128
Drax Group plc	275,585	1,124
BHP Billiton plc	72,183	1,113
* Global Ports Investments plc GDR	287,504	1,095
GVC Holdings plc	110,933	1,019
IG Group Holdings plc	163,421	1,019
* Just Eat plc	135,008	956
St. James's Place plc	71,672	954
Dart Group plc	132,269	855
National Grid plc	66,111	839
QinetiQ Group plc	235,265	822
easyJet plc	63,853	821
* Tesco plc	335,901	782
Stagecoach Group plc	296,305	777
Vodafone Group plc	296,959	774
Playtech plc	56,850	663
Sky plc	50,016	612
JD Sports Fashion plc	120,475	582
Barratt Developments plc	84,673	580
Antofagasta plc	51,864	542
Pets at Home Group plc	226,878	520
Amec Foster Wheeler plc	77,314	517
International Personal Finance plc	251,684	516
Softcat plc	104,769	515
Smith & Nephew plc	33,020	503
Close Brothers Group plc	24,651	475
Berendsen plc	48,145	441
Pagegroup plc	81,035	435
Wm Morrison Supermarkets plc	139,409	420
British American Tobacco plc	5,865	389
Inchcape plc	36,597	386
Redrow plc	59,575	381
National Express Group plc	83,321	376
2 McCarthy & Stone plc	156,112	369
Devro plc	158,285	362
Globaltrans Investment plc GDR	50,250	360
2 Worldpay Group plc	90,566	335
Rotork plc	105,755	322
Millennium & Copthorne Hotels plc	55,395	307
IMI plc	19,191	287
Petrofac Ltd.	24,478	283
Northgate plc	37,787	260
Vertu Motors plc	405,787	250
St. Modwen Properties plc	59,285	242
2 Non-Standard Finance plc	323,829	231
Helical plc	56,931	224
* Premier Oil plc	262,285	207
Cranswick plc	6,412	205

	16

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

			Market
			Value
		Shares	($000)
	Centrica plc	71,680	195
	Costain Group plc	31,733	183
	Dechra Pharmaceuticals plc	5,218	109
	Numis Corp. plc	31,504	97
	Advanced Medical Solutions Group plc	28,374	86
	Novae Group plc	9,923	79
	Telecom Plus plc	5,191	78
	Games Workshop Group plc	6,244	76
	Topps Tiles plc	61,550	75
*	Staffline Group plc	4,676	67
	Watkin Jones plc	29,189	55
	J D Wetherspoon plc	4,489	53
	YouGov plc	15,493	52
	Headlam Group plc	6,214	49
	U & I Group plc	21,546	45
	FDM Group Holdings plc	4,314	40
	dotdigital group plc	46,541	40
	Stock Spirits Group plc	16,023	37
*	Gamma Communications plc	5,265	32
*	Amino Technologies plc	12,647	31
	Communisis plc	45,277	31
*	Gocompare.Com Group plc	26,095	30
	Revolution Bars Group plc	10,115	28
*	iomart Group plc	7,182	27
	UDG Healthcare plc	3,016	27
*	EKF Diagnostics Holdings plc	98,357	26
*	Chemring Group plc	9,745	23
	Trinity Mirror plc	15,721	23
*	Oxford Biomedica plc	257,940	17
	IDOX plc	9,939	9
			257,725
United States (48.5%)
Consumer Discretionary (7.7%)
*	Amazon.com Inc.	82,426	73,074
	Royal Caribbean Cruises Ltd.	549,584	53,920
	Walt Disney Co.	264,949	30,043
	Comcast Corp. Class A	786,506	29,565
*	CarMax Inc.	406,164	24,053
	Omnicom Group Inc.	205,311	17,700
*,^	Tesla Inc.	54,373	15,132
*	Priceline Group Inc.	7,328	13,044
	McDonald's Corp.	88,998	11,535
	International Game Technology plc	478,591	11,343
	Time Warner Inc.	115,259	11,262
	H&R Block Inc.	475,501	11,055
	Harley-Davidson Inc.	172,194	10,418
	Children's Place Inc.	76,695	9,207
*	TripAdvisor Inc.	146,456	6,321
	NIKE Inc. Class B	82,877	4,619
*	AutoZone Inc.	5,893	4,261
*	Genesco Inc.	75,320	4,176
*	Liberty Media Corp-Liberty Formula One Class A	94,465	3,089
	Nutrisystem Inc.	52,107	2,892
	Wolverine World Wide Inc.	100,663	2,514
	Williams-Sonoma Inc.	44,750	2,400
*	Michaels Cos. Inc.	98,814	2,212
	LCI Industries	18,492	1,846
	Pier 1 Imports Inc.	253,754	1,817
*	iRobot Corp.	23,833	1,576
*	Pinnacle Entertainment Inc.	73,823	1,441
	Capella Education Co.	13,672	1,162
*	Stoneridge Inc.	58,252	1,057
	TJX Cos. Inc.	12,555	993
*	NVR Inc.	471	992

		17

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
* K12 Inc.	42,048	805
* MSG Networks Inc.	34,468	805
^ Big 5 Sporting Goods Corp.	39,824	601
Marcus Corp.	10,263	329
* American Public Education Inc.	12,215	280
Cooper Tire & Rubber Co.	5,846	259
* AV Homes Inc.	10,944	180
Rocky Brands Inc.	14,203	164
Speedway Motorsports Inc.	8,375	158
Tilly's Inc. Class A	16,997	153
* Lee Enterprises Inc.	55,796	145
* Black Diamond Inc.	21,817	119
* Shiloh Industries Inc.	3,765	51
* US Auto Parts Network Inc.	9,467	32
* Townsquare Media Inc. Class A	2,485	30
NACCO Industries Inc. Class A	408	28
		368,858
Consumer Staples (5.8%)
Procter & Gamble Co.	565,821	50,839
Coca-Cola Co.	1,127,177	47,837
PepsiCo Inc.	293,750	32,859
Colgate-Palmolive Co.	392,648	28,738
Altria Group Inc.	247,620	17,685
Hershey Co.	141,202	15,426
Wal-Mart Stores Inc.	199,576	14,385
Mead Johnson Nutrition Co.	154,122	13,729
Estee Lauder Cos. Inc. Class A	135,354	11,477
Dean Foods Co.	513,072	10,087
Archer-Daniels-Midland Co.	193,804	8,923
Bunge Ltd.	87,199	6,911
Costco Wholesale Corp.	32,826	5,505
Philip Morris International Inc.	32,238	3,640
* Central Garden & Pet Co. Class A	53,679	1,864
Kimberly-Clark Corp.	12,138	1,598
National Beverage Corp.	9,921	839
Kraft Heinz Co.	8,409	764
Spectrum Brands Holdings Inc.	4,342	603
AdvancePierre Foods Holdings Inc.	14,573	454
John B Sanfilippo & Son Inc.	5,604	410
* Alliance One International Inc.	5,144	66
		274,639
Energy (1.2%)
EOG Resources Inc.	211,202	20,603
Apache Corp.	325,185	16,711
National Oilwell Varco Inc.	150,471	6,032
Cosan Ltd.	438,598	3,746
* Rowan Cos. plc Class A	157,140	2,448
* Superior Energy Services Inc.	166,537	2,375
* Exterran Corp.	69,365	2,182
World Fuel Services Corp.	52,025	1,886
* International Seaways Inc.	80,779	1,544
* McDermott International Inc.	149,022	1,006
Overseas Shipholding Group Inc. Class A	89,040	344
Hallador Energy Co.	20,104	161
* Era Group Inc.	8,596	114
Gulf Island Fabrication Inc.	365	4
		59,156
Financials (8.4%)
* Berkshire Hathaway Inc. Class B	266,218	44,373
JPMorgan Chase & Co.	381,833	33,540
Moody's Corp.	279,879	31,358
TD Ameritrade Holding Corp.	741,774	28,825
Goldman Sachs Group Inc.	106,966	24,572

	18

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

			Market
			Value
		Shares	($000)
	First Republic Bank	254,717	23,895
*	Markel Corp.	21,741	21,216
	Travelers Cos. Inc.	149,608	18,034
	US Bancorp	326,303	16,805
	Voya Financial Inc.	426,102	16,175
	Leucadia National Corp.	590,604	15,356
	Wells Fargo & Co.	246,233	13,705
	Loews Corp.	264,898	12,389
	Chubb Ltd.	72,592	9,891
	MarketAxess Holdings Inc.	51,689	9,691
	Aflac Inc.	124,626	9,025
^	Financial Engines Inc.	190,870	8,312
	American Express Co.	90,094	7,127
*	Alleghany Corp.	11,094	6,819
	Interactive Brokers Group Inc.	184,605	6,409
	Hartford Financial Services Group Inc.	117,885	5,667
	Franklin Resources Inc.	126,467	5,329
	Greenhill & Co. Inc.	156,101	4,574
	Willis Towers Watson plc	34,573	4,525
	Validus Holdings Ltd.	77,302	4,359
	RenaissanceRe Holdings Ltd.	21,531	3,114
	T. Rowe Price Group Inc.	42,129	2,871
	Evercore Partners Inc. Class A	31,959	2,490
	American International Group Inc.	19,156	1,196
	Moelis & Co. Class A	25,675	989
	First Citizens BancShares Inc. Class A	2,818	945
	M&T Bank Corp.	5,531	856
	American Equity Investment Life Holding Co.	33,710	797
	CNA Financial Corp.	17,913	791
	Piper Jaffray Cos.	11,661	745
	GAIN Capital Holdings Inc.	71,850	599
*	EZCORP Inc. Class A	65,684	535
	Annaly Capital Management Inc.	19,556	217
	Houlihan Lokey Inc. Class A	5,772	199
	MBT Financial Corp.	10,472	119
	Fifth Street Senior Floating Rate Corp.	10,035	89
	National Western Life Group Inc. Class A	211	64
	American River Bankshares	3,986	59
	Independent Bank Corp.	2,773	57
	Riverview Bancorp Inc.	7,705	55
*	Consumer Portfolio Services Inc.	10,613	50
	Two River Bancorp	2,084	37
			398,845
Health Care (7.5%)
	Anthem Inc.	208,861	34,541
*	Waters Corp.	204,271	31,930
	Johnson & Johnson	236,770	29,490
*	WellCare Health Plans Inc.	181,452	25,441
*	Mettler-Toledo International Inc.	40,794	19,537
*	Seattle Genetics Inc.	279,918	17,596
	Bruker Corp.	745,193	17,385
*	United Therapeutics Corp.	126,953	17,187
*	PRA Health Sciences Inc.	263,187	17,168
	ResMed Inc.	201,776	14,522
*	Charles River Laboratories International Inc.	153,432	13,801
*,^	Myriad Genetics Inc.	593,045	11,386
*	Mallinckrodt plc	240,246	10,708
*	VWR Corp.	376,794	10,626
*	INC Research Holdings Inc. Class A	208,131	9,543
*	Emergent BioSolutions Inc.	263,148	7,642
	Merck & Co. Inc.	108,756	6,910
	Baxter International Inc.	127,051	6,589
*	Intuitive Surgical Inc.	8,519	6,530
*	ABIOMED Inc.	44,636	5,588

		19

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
* Bio-Rad Laboratories Inc. Class A	27,502	5,482
* Alnylam Pharmaceuticals Inc.	85,961	4,405
* Exelixis Inc.	193,212	4,187
* Varian Medical Systems Inc.	39,373	3,588
* Five Prime Therapeutics Inc.	99,155	3,584
* AMAG Pharmaceuticals Inc.	141,172	3,183
PDL BioPharma Inc.	1,043,258	2,368
* Prestige Brands Holdings Inc.	40,237	2,236
* Supernus Pharmaceuticals Inc.	64,170	2,009
* Amphastar Pharmaceuticals Inc.	93,461	1,355
* Globus Medical Inc.	41,498	1,229
* Lantheus Holdings Inc.	96,090	1,201
Luminex Corp.	59,169	1,087
* Medpace Holdings Inc.	33,573	1,002
* Cambrex Corp.	17,891	985
* BioSpecifics Technologies Corp.	12,051	660
* Spectrum Pharmaceuticals Inc.	91,666	596
* BioTelemetry Inc.	19,390	561
* Heska Corp.	5,079	533
* Triple-S Management Corp. Class B	28,538	501
* Community Health Systems Inc.	41,727	370
* Corcept Therapeutics Inc.	32,698	358
* Akebia Therapeutics Inc.	37,545	345
* Ophthotech Corp.	70,707	259
* ChemoCentryx Inc.	35,136	256
* Avadel Pharmaceuticals plc ADR	25,944	251
* Cytokinetics Inc.	19,148	246
* SciClone Pharmaceuticals Inc.	23,426	230
* Conatus Pharmaceuticals Inc.	22,376	129
* Recro Pharma Inc.	11,882	104
* Applied Genetic Technologies Corp.	15,032	104
* Five Star Senior Living Inc.	39,123	84
Phibro Animal Health Corp. Class A	2,908	82
* Cutera Inc.	3,407	71
* Alliance HealthCare Services Inc.	5,904	61
* Orthofix International NV	1,203	46
* Infinity Pharmaceuticals Inc.	8,711	28
* Cascadian Therapeutics Inc.	6,427	27
* CTI BioPharma Corp.	6,010	25
		357,948
Industrials (4.4%)
General Electric Co.	991,177	29,537
CH Robinson Worldwide Inc.	276,387	21,362
Lincoln Electric Holdings Inc.	213,876	18,577
* Verisk Analytics Inc. Class A	177,108	14,371
ManpowerGroup Inc.	134,454	13,791
Wabtec Corp.	164,859	12,859
3M Co.	56,345	10,780
* United Continental Holdings Inc.	147,647	10,430
* Kirby Corp.	133,748	9,436
* Stericycle Inc.	109,290	9,059
* NOW Inc.	468,022	7,938
United Technologies Corp.	59,809	6,711
Union Pacific Corp.	55,730	5,903
MSC Industrial Direct Co. Inc. Class A	48,248	4,958
Robert Half International Inc.	93,915	4,586
Wabash National Corp.	210,241	4,350
* Clean Harbors Inc.	75,082	4,176
Expeditors International of Washington Inc.	65,536	3,702
Universal Forest Products Inc.	35,414	3,490
Brady Corp. Class A	52,273	2,020
PACCAR Inc.	23,628	1,588
Fastenal Co.	29,625	1,526
Insperity Inc.	16,889	1,497

	20

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
United Parcel Service Inc. Class B	13,153	1,411
* ACCO Brands Corp.	106,771	1,404
* Vectrus Inc.	45,706	1,022
* Meritor Inc.	46,195	791
Timken Co.	13,787	623
Kimball International Inc. Class B	35,915	593
LSC Communications Inc.	23,138	582
* MYR Group Inc.	14,001	574
* Veritiv Corp.	9,911	513
* Sterling Construction Co. Inc.	36,343	336
* Goldfield Corp.	27,944	161
* Ply Gem Holdings Inc.	5,565	110
Kelly Services Inc. Class A	4,481	98
* Atkore International Group Inc.	3,124	82
* Titan Machinery Inc.	5,286	81
Greenbrier Cos. Inc.	1,850	80
* Advanced Disposal Services Inc.	2,985	67
		211,175
Information Technology (10.3%)
* Alphabet Inc. Class C	60,783	50,423
Microsoft Corp.	673,953	44,387
* Alphabet Inc. Class A	47,766	40,496
Apple Inc.	250,524	35,990
* Facebook Inc. Class A	208,497	29,617
Teradyne Inc.	790,957	24,599
Visa Inc. Class A	269,925	23,988
Mastercard Inc. Class A	199,029	22,385
NVIDIA Corp.	194,165	21,150
Oracle Corp.	398,858	17,793
* Yandex NV Class A	725,673	15,914
Texas Instruments Inc.	165,584	13,339
Intel Corp.	324,589	11,708
Analog Devices Inc.	123,414	10,114
* Cadence Design Systems Inc.	300,185	9,426
Accenture plc Class A	77,933	9,343
* GrubHub Inc.	237,260	7,803
* Tech Data Corp.	80,353	7,545
* PayPal Holdings Inc.	169,400	7,288
* MicroStrategy Inc. Class A	35,248	6,620
Xilinx Inc.	109,316	6,328
Automatic Data Processing Inc.	57,610	5,899
* eBay Inc.	173,234	5,815
FLIR Systems Inc.	153,424	5,566
Paychex Inc.	93,418	5,502
Maxim Integrated Products Inc.	110,184	4,954
* Autohome Inc. ADR	153,602	4,880
* Zillow Group Inc.	135,812	4,573
* Teradata Corp.	140,031	4,358
* IPG Photonics Corp.	34,704	4,189
SYNNEX Corp.	37,100	4,153
NetApp Inc.	95,915	4,014
Lam Research Corp.	27,058	3,473
* Zillow Group Inc. Class A	67,906	2,296
* Kulicke & Soffa Industries Inc.	108,782	2,210
* Insight Enterprises Inc.	48,734	2,002
Dolby Laboratories Inc. Class A	36,944	1,936
* Benchmark Electronics Inc.	55,325	1,759
ManTech International Corp. Class A	36,934	1,279
* Ultra Clean Holdings Inc.	65,013	1,097
Cabot Microelectronics Corp.	12,718	974
Xerox Corp.	115,371	847
* TTM Technologies Inc.	52,225	842
* Alpha & Omega Semiconductor Ltd.	41,143	707
* PCM Inc.	23,594	662

	21

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

			Market
			Value
		Shares	($000)
	Hackett Group Inc.	22,351	436
*	Net 1 UEPS Technologies Inc.	34,051	416
	Genpact Ltd.	15,856	393
*	A10 Networks Inc.	40,856	374
*	Entegris Inc.	13,735	321
	Vishay Intertechnology Inc.	17,246	284
*	Carbonite Inc.	13,181	268
*	CyberOptics Corp.	8,074	210
*	Advanced Energy Industries Inc.	2,840	195
*	Care.com Inc.	8,285	104
	QAD Inc. Class A	3,457	96
*	StarTek Inc.	10,168	88
	Cohu Inc.	4,091	76
*	Liquidity Services Inc.	5,975	48
*	YuMe Inc.	7,117	29
*	Information Services Group Inc.	7,371	23
			493,604
Materials (1.7%)
	Martin Marietta Materials Inc.	112,248	24,498
	Praxair Inc.	154,282	18,298
	Monsanto Co.	150,020	16,982
	PPG Industries Inc.	48,667	5,114
*	Axalta Coating Systems Ltd.	118,767	3,824
	Commercial Metals Co.	140,109	2,680
	Ternium SA ADR	71,622	1,871
	Cabot Corp.	20,140	1,207
*	Cliffs Natural Resources Inc.	140,889	1,157
	Schnitzer Steel Industries Inc.	42,538	878
	Reliance Steel & Aluminum Co.	9,894	792
	Mercer International Inc.	54,928	643
*	Alcoa Corp.	10,762	370
*	Resolute Forest Products Inc.	30,582	167
	Ampco-Pittsburgh Corp.	1,891	26
*	Sun-Times Media Group Inc. Class A	130,959	—
			78,507
Real Estate (0.8%)
	Rayonier Inc.	312,578	8,859
*	Howard Hughes Corp.	71,184	8,346
	CoreCivic Inc.	244,527	7,683
*	Quality Care Properties Inc.	405,036	7,639
	Weyerhaeuser Co.	110,418	3,752
	RMR Group Inc. Class A	13,336	660
	RE/MAX Holdings Inc. Class A	10,853	645
*	Forestar Group Inc.	23,469	320
			37,904
Telecommunication Services (0.7%)
	AT&T Inc.	795,019	33,033
*	United States Cellular Corp.	12,194	455
	IDT Corp. Class B	24,875	317
			33,805
Utilities (0.0%)
	SJW Group	1,706	82
	Johnson Outdoors Inc. Class A	893	33
			115
			2,314,556

Total Common Stocks (Cost $3,807,924)			4,601,874

		22

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2017

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (5.0%)[1]
Money Market Fund (4.9%)
4,5	Vanguard Market Liquidity Fund	0.965%		2,307,380	230,784

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
6	United States Treasury Bill	0.591%	5/4/17	2,000	1,999
	United States Treasury Bill	0.521%	5/11/17	200	200
6	United States Treasury Bill	0.598%	6/8/17	500	499
6	United States Treasury Bill	0.593%	7/13/17	2,500	2,495
6	United States Treasury Bill	0.622%	7/20/17	500	499
					5,692
Total Temporary Cash Investments (Cost $236,456)					236,476
Total Investments (101.3%) (Cost $4,044,380)					4,838,350

Other Assets and Liabilities—Net (-1.3%)[5]					(62,118)
Net Assets (100%)					4,776,232

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $68,588,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.3% and 3.0%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate value of these securities was $8,683,000, representing
0.2% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $73,699,000 of collateral received for securities on loan.
6 Securities with a value of $5,067,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.

23

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1292 052017

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 18, 2017
VANGUARD HORIZON FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 18, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.